As Filed with the Securities and Exchange Commission on April 25, 2019
1933 Act File No. 002-21600
1940 Act File No. 811-01209
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	78	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	64	[	X	]
(Check appropriate box or boxes.)

BRIDGES INVESTMENT FUND, INC.
(Exact name of Registrant as Specified in Charter)
1125 South 103rd Street, Suite 580
Omaha, Nebraska 68124
(Address of Principal Executive Office) (Zip Code)
(402) 397-4700
Registrant’s Telephone Number, including Area Code

Edson L. Bridges III
1125 South 103rd Street, Suite 580
Omaha, Nebraska 68124
(Name and Address of Agent for Service)
Copy to:

Dennis Fogland, Esq.
Baird Holm LLP
1700 Farnam St., Suite 1500
Omaha, Nebraska 68102

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on April 30, 2019 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note:

This post-effective amendment No. 78 to the Registration Statement of Bridges Investment Fund, Inc. (the “Fund”) is being filed for the purpose of adding the audited financial statements and certain related financial information for the fiscal year ended December 31, 2018 and to make other permissible changes under Rule 485(b).

Ticker: BRGIX

PROSPECTUS

April 30, 2019

Capital Stock

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.bridgesfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-939-8401 or by sending an e-mail request to fund@bridgesinv.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-939-8401 or by sending an e-mail request to fund@bridgesinv.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.
The primary investment objective of the Fund is long-term capital appreciation.

As with all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective: Bridges Investment Fund, Inc. (the “Fund”) seeks long-term capital appreciation, with a secondary objective of generating a modest amount of current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses(1)	0.79%

(1)
Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Net Expenses to Average Net Assets included in the “Financial Highlights” section of the statutory prospectus which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

P ortfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2.8% of the average value of its portfolio.

1

Principal Investment Strategies of the Fund: The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks, which Fund management believes offers the potential for increased earnings and dividends over time. Normally, such equity securities will represent 60% or more of the Fund’s net assets. However, the overall asset allocation is set by Fund management’s determination of the most attractive risk adjusted return opportunities available in both equity and fixed income securities.

The equity investment approach of Bridges Investment Management, Inc. (“BIM” or the “Adviser”) emphasizes owning companies in the Fund which it believes offer the best potential for above-average, long-term capital appreciation. The Adviser’s equity investment process focuses on identifying companies which have accelerating revenues, earnings growth, strong dividend growth potential, free cash flow growth, expanding margins and strong balance sheets. Market capitalization or company size is a result of this investment approach rather than an active investment consideration. Historically, the Fund has primarily owned securities in larger companies, although at any time, the Fund may own securities in small, medium, or large size companies. The Fund may also invest in common stocks which the Adviser believes may be cyclically depressed or undervalued, and therefore, may offer potential for capital appreciation.

In pursuing these principal investment objectives, the Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges, and up to 20% of its total assets in American Depositary Receipts (“ADRs”) traded on U.S. exchanges or in the U.S. over-the-counter market.

In addition, to generate current income, as part of its principal strategy the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Historically, such fixed income securities have not constituted more than 40% of the market value of the Fund’s portfolio. Two considerations drive the Adviser’s maturity strategy with respect to fixed income securities. First, the Adviser will generally manage the weighted average life of the Fund’s fixed income portfolio given its perception of where value lies at any point in time on the yield curve. Second, the Adviser will manage the weighted average life of the Fund’s fixed income portfolio based on its intermediate to longer-term outlook for interest rates at any point in time.

The allocation of Fund investments among common stocks and other equity securities and bonds and other debt securities (including U.S. Treasury securities) is based on the Adviser’s judgments about the potential returns and risks of each class. The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest levels and trends, and fundamental factors (such as price/earnings ratios or growth rates) of individual companies in which the Fund invests.

Principal Risks of Investing in the Fund: The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment:

Market Risk: The prices of the stocks in which the Fund invests may decline for a number of reasons such as changing economic, political or market conditions. The price declines may be steep, sudden and/or prolonged.

Interest Rate Risk: The market value of bonds and other debt securities generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

Credit Risk: The risk of investments in bonds and debt securities whose issuers may not be able to make interest and principal payments. In turn, issuers’ inability to make payments may lower the credit quality of the security and lead to greater volatility in the price of the security.

Asset Allocation Risk: The risk that asset allocation to a particular strategy does not reflect actual market movement or the effect of economic conditions. The Fund’s performance may be affected by the Adviser’s

2

ability to anticipate correctly the relative potential returns and risks of the types of assets in which the Fund invests.

Small and Medium Capitalization Risk: Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Foreign Securities and ADR Risk: Investing in foreign issuer securities and ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Years Ended December 31

The Fund’s highest and lowest returns for a calendar quarter during the 10 year period shown on the bar chart are a return of 17.28% for the quarter ended June 30, 2009 , and -15.89% for the quarter ended December 31, 2018 .

3

Average Annual Total Returns (for the periods ended December 31, 2018)
	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	-3.76%	6.65%	12.20%
Return After Taxes on Distributions	-4.11%	6.02%	11.72%
Return After Taxes on Distributions and Sale of Fund Shares	-1.95%	5.16%	10.16%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	15.29%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management:

Investment Adviser: Bridges Investment Management, Inc. is the investment adviser for the Fund.

Portfolio Managers: Mr. Edson L. Bridges III, CFA, President and Chief Executive Officer of the Adviser, has served as a portfolio manager of the Fund since 1997. Mr. Brian M. Kirkpatrick, CFA, Senior Vice President, Director of Research, and Chief Compliance Officer of the Adviser, has served as a portfolio manager of the Fund since 2006.

Purchase and Sale of Fund Shares : Investors may purchase Fund shares by mail (Bridges Investment Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-866-934-4700. You may redeem your shares of the Fund directly at any time by sending a letter of instruction signed by all account holders. Redemptions by telephone are permitted only if investors receive prior authorization. Transactions will only occur on days the New York Stock Exchange (“NYSE”) is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund is $1,000 for all accounts.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES, INVESTMENT OBJECTIVES, PRINCIPAL RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT OBJECTIVES

Fund Objective

The Fund’s primary investment objective is long-term capital appreciation, with a secondary objective of generation of a modest amount of current income.

The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Directors without a shareholder vote upon prior written notice to Fund shareholders. However, the Fund’s objective has remained consistent since commencement of the Fund in 1963.

Bridges Investment Management, Inc. (“BIM” or “Adviser”) serves as the Fund’s investment adviser.

There is no assurance that the Fund will achieve its objectives.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks, which Fund management believes offers the potential for increased earnings and dividends over time. Normally, such equity securities will represent 60% or more of the Fund’s net assets. However, the overall asset allocation is set by Fund management’s determination of the most attractive risk adjusted return opportunities available in both equity and fixed income securities. During the past five years, the total amount of net assets invested by the Fund in equity securities has been at least 95% in each year.

The Adviser’s equity investment approach emphasizes owning companies in the Fund which it believes offer the best potential for above-average, long-term capital appreciation. The Adviser’s equity investment process focuses on identifying companies which have accelerating revenues, earnings growth, strong dividend growth potential, free cash flow growth, expanding margins and strong balance sheets. Market capitalization or company size is a result of this investment approach rather than an active investment consideration. Historically, the Fund has primarily owned securities in larger companies, although at any time, the Fund may own securities in small, medium, or large size companies. The Fund considers small companies to be those with market capitalizations under $1 billion, medium size companies to be those with market capitalizations of $1 billion to $5 billion, and large companies to be those with market capitalizations in excess of $5 billion. The Fund may also invest in common stocks which the Adviser believes may be cyclically depressed or undervalued, and therefore, may offer potential for capital appreciation.

In pursuing these principal investment objectives, the Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges, and up to 20% of its total assets in ADRs traded on U.S. exchanges or in the U.S. over-the-counter market.

In addition, to generate current income, as part of its principal strategy, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Historically, such fixed income securities have not constituted more than 40% of the market value of the Fund’s portfolio. Investment grade corporate bonds and preferred stocks are those securities which carry, at the time of purchase, a minimum rating of Baa from Moody’s Investors Service®, Inc. (“Moody’s”) or BBB from S&P Global (“S&P”). During the past three years, the total invested by the Fund in debt and preferred stocks has been less than 5% in each year.

5

Two considerations drive the Adviser’s maturity strategy with respect to fixed income securities. First, the Adviser will generally manage the weighted average life of the Fund’s fixed income portfolio given its perception of where value lies at any point in time on the yield curve. Second, the Adviser will manage the weighted average life of the Fund’s fixed income portfolio based on its intermediate to longer-term outlook for interest rates at any point in time. Over time, the Fund’s weighted average maturity will usually range between 5 and 12 years, with a shorter average maturity reflecting a more conservative posture (i.e., interest rates are near trend low points and expected to rise) or, alternatively, a longer weighted average maturity reflecting a more constructive posture (i.e., interest rates are near trend high points and may be expected to decline). These fixed income policy decisions are made in response to assessments as to the future direction of interest rates.

Convertible debentures and convertible preferred stocks usually carry a rating that is below investment grade for fixed income securities. For the purpose of managing the Fund’s portfolio within the investment policy guidelines, these convertible securities are accorded the status of equities because they may be converted into common stock at the election of the holder. Accordingly, these assets do not fall within the Fund restrictions described in this section limiting the investment of Fund assets to normally no more than 40% in fixed income securities.

The allocation of Fund investments among common stocks and other equity securities and bonds and other debt securities (including U.S. Treasury securities) is based on the Adviser’s judgments about the potential returns and risks of each type of security. The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest levels and trends, and fundamental factors (such as price/earnings ratios or growth rates) of individual companies in which the Fund invests.

Under unusual economic or financial market circumstances, the Fund may significantly increase the portion of Fund assets held in cash or U.S. government securities for temporary defensive purposes, and as a result, may not achieve its investment objectives. The Fund may maintain positions in cash or U.S. government securities (generally U.S. Treasury securities) for as long as such unusual market conditions exist, and the normal limitation that not more than 40% of the Fund’s assets be invested in fixed income securities will not apply. In addition, in such circumstances, the Fund may invest in certain exchange-traded funds, the performance of which is intended to correspond, either positively or negatively, to the performance of a designated benchmark index (such as the S&P 500 Index), as a hedge against market volatility and a significant market decrease or increase. If the Fund takes a temporary defensive position, it may not be able to meet the stated investment objectives.

Except for temporary defensive positions, Fund investments will be made with the expectation that the securities will be held for the long-term. The Adviser will not purchase securities with a view toward rapid turnover for capital gains. However, the Adviser may sell securities for short-term or long-term capital gains or losses if new information becomes available or changes in market conditions indicate that selling a security is advisable.

In addition to the investment objectives and policies disclosed above, the Fund adheres to certain other investment policy and selection restrictions which are set forth in the Statement of Additional Information (“SAI”).

6

PRINCIPAL RISKS OF INVESTING IN THE FUND

There are risks associated with an investment in the Fund. There is no assurance the Fund will achieve its investment objectives, and the Fund could lose money. It is important that investors closely review and understand these risks before investing in the Fund. These and other risks are described below.

Market Risk

The value of the Fund’s investments will vary from day-to-day and will reflect, to some degree, general market conditions, interest rates, and national and global political and economic conditions. The Fund’s performance will also be affected by the earnings of companies it invests in, as well as changes in market expectations of such earnings. In the short-term, stock prices and the value of the Fund can fluctuate significantly in response to these factors.

Interest Rate Risk

Fixed income securities are sensitive to changes in interest rates. Generally, the prices of fixed income securities will fall when interest rates rise and rise when interest rates fall. Longer maturity issues can be more sensitive to interest rate changes, meaning the longer the maturity of the issue, the greater the impact a change in interest rates could have on the issue’s price. In addition, short-term and long-term rates do not necessarily move in the same amount or in the same direction. Short-term issues tend to react to changes in short-term interest rates, and long-term issues tend to react to changes in long-term rates.

Credit Risk

The Fund could lose money if the issuer of a bond or other debt security held by the Fund is unable to meet its financial obligations or goes bankrupt. Credit risk applies to most debt issues but generally is not a factor for U.S. government securities. Adverse changes in the financial condition of an issuer could lower the credit quality of the security, leading to greater volatility in the price of that security.

Asset Allocation Risk

The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the types of assets in which the Fund invests. As an example, the Fund’s investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline, and its relative investment performance would suffer to the extent that a smaller portion of the Fund’s assets were allocated to stocks during a period of rising stock market prices.

Small and Medium Capitalization Risk

Compared to large capitalization companies, small and medium capitalization companies are more likely to have more limited product lines, fewer capital resources, and more limited management depth. In addition, securities of small and medium capitalization companies are more likely to experience greater price volatility and sharper swings in market values, have limited market trading liquidity, which at times may make it more difficult to sell these securities, especially at prices the Adviser believes appropriate, and offer greater potential for losses.

Foreign Securities and ADR Risk

Investments in securities of foreign issuers and ADRs may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

7

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund discloses its complete portfolio holdings within 60 days of the most recent quarter end in its Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. Beginning April 30, 2020, portfolio holdings disclosures will be filed with the SEC on Form N-PORT, with quarter-end disclosures becoming publicly available 60 days after the end of each quarter. The Annual and Semi-Annual Reports are available by contacting the Fund c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 or on the Fund’s website at www.bridgesfund.com under “Resources.” In addition, the Fund discloses its quarter end holdings on its website at www.bridgesfund.com under “About the Fund” within 4 business days after the quarter end. The quarter end holdings for the Fund will remain posted on the Fund’s website until updated with the next quarter end’s holdings. Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the first business day after it is published on the website. A further description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

8

MANAGEMENT OF THE FUND

Investment Adviser

BIM provides investment services to the Fund and manages the investments of the Fund’s assets in a manner it believes is consistent with the Fund’s investment objectives, policies, and restrictions. BIM renders portfolio investment securities advice to individuals, personal trusts, pension, and profit sharing accounts, IRA rollovers, charitable organizations and foundations, corporations, and other account classifications. BIM is located at 1125 South 103 rd Street, Suite 58 0 , Omaha, Nebraska 68124.

BIM has served as the Fund’s investment adviser since April 2004, when it replaced Bridges Investment Counsel, Inc. (“BIC”), which managed the Fund since its inception in 1963. In 2017, BIM entered into an agreement with Bridges Holding Company (“BHC”) under the terms of which BHC acquired 100% of the equity of BIM. BHC is a holding company , owned primarily by MGI Holdings, Inc., a subsidiary of the McCarthy Group, LLC, an Omaha-based financial services company. This change of control transaction closed on July 31, 2017 (the “Closing Date”), and BIM continued as the Fund’s investment adviser. BIC and BIM were affiliated entities until the Closing Date. Edson L. Bridges III, who has been responsible for the day-to-day management of the Fund’s portfolio since April 17, 1997, currently serves as the Chairman and Chief Executive Officer of BIM.

In April 2017, upon the recommendation of the independent directors of the Fund, the Fund Board considered and approved a new investment advisory agreement (the “Post-Transaction Advisory Agreement”), subject to approval by the Fund shareholders. The Fund shareholders approved the Post-Transaction Advisory Agreement on June 23, 2017, with no changes to the material terms of the prior investment advisory agreement. The Post-Transaction Advisory Agreement was effective July 31, 2017. A discussion regarding the Board’s basis for approval of the Post-Transaction Advisory Agreement is available in the Fund’s definitive proxy statement filed with the SEC on May 16, 2017.

Under the P ost-Transaction Advisory Agreement between the Fund and BIM, the Fund pays BIM fees at an annualized rate of 0.50% of the Fund’s average net assets. In addition, the Fund pays BIM an annual fee not to exceed $42,000 for providing administrative services to the Fund. These fees are the only compensation received by BIM from the Fund. The annual fee may be adjusted from time-to-time by the Fund’s Board of Directors. Under its Post-Transaction Advisory Agreement with the Fund, BIM pays, among other things, the costs of maintaining the registration of shares of the Fund under federal and applicable state securities laws.

The Board reviews the advisory agreement no less than annually and considered and approved the New Advisory Agreement at its November 2018 meeting. A discussion regarding the basis for the Board of Directors’ approval of the current advisory agreement is available in the Fund’s Annual Report to shareholders for the year ended December 31, 2018 .

Portfolio Managers

Mr. Edson L. Bridges III, CFA, President, Chief Executive Officer and Chief Investment Officer of the Fund and President, Chief Executive Officer and director of BIM, is responsible for the day-to-day operation of the Fund’s portfolio. Mr. Bridges dedicates his professional efforts towards securities research and portfolio management for BIM. Mr. Bridges has been employed in these areas of responsibility for all clients, including the Fund, for more than 35 years.

Mr. Brian M. Kirkpatrick, CFA, Executive Vice President of the Fund and Senior Vice President, Director of Research, Chief Compliance Officer and director of BIM, is a portfolio manager of the Fund and is capable of assuming the role of lead portfolio manager in instances where his decisions would be needed. Mr. Kirkpatrick

9

has served as the Vice President of the Fund for the past 20 years and has more than a 26-year career with the Bridges organization.

Investment selections made by BIM for the Fund are predicated upon research into general economic trends, studies of financial markets, and industry and company analyses. BIM obtains its security analysis information from several financial research organizations, which restrict the release of their reports primarily to institutional users such as banks, insurance companies, investment counselors, and trust companies.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership in the Fund.

FUND SHAREHOLDER INFORMATION

Capital Structure of Fund

The Fund’s capital structure consists of 100 million authorized shares (par value of $0.0001 per share). Of the 100 million shares authorized, 50 million shares are specifically designated as common shares for the Fund, and 50 million shares are reserved for issuance as additional series. The 50 million shares designated as Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The Fund shares are redeemable on written demand of the holder and are transferable and have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares. The Fund is not authorized to issue any preferred stock or other senior securities.

Valuing Fund Shares

Shares of the Fund are purchased and redeemed at the net asset value (“NAV”) per share next determined following receipt of your order by the Fund or its authorized agent. The Fund calculates its NAV at the close of daily trading on the NYSE, normally 4:00 p.m. Eastern Time (3:00 p.m. Central Time), each day the NYSE is open for trading. The NAV of the Fund is obtained by dividing the value of the Fund’s net assets by the total number of shares outstanding.

The calculation of the Fund’s net assets is based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from ICE Data Services (“ICE”) which uses reported last sales prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities for which ICE does not provide a market value, ICE provides a market value that does not represent fair value in the judgment of the Adviser, or the Adviser believes is stale will be valued at fair value under procedures adopted by the Fund’s Board of Directors. Securities with less than 60 days to maturity are valued using the amortized cost method.

10

Fair Value Pricing

The Fund will fair value a security pursuant to procedures developed by the Board of Directors when reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation, the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded. The Fund may also fair value a security if the Fund or the Adviser believes that the market price is stale.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

INVESTING IN THE FUND

Account Options

The Fund has several account options available including:

•	Uniform Transfers (Gifts) to Minor accounts;

•	Accounts for individuals, corporations or partnerships;

•	SIMPLE IRAs;

•	Traditional IRAs;

•	Roth IRAs;

•	Coverdell Educational Savings Accounts; and

•	Simplified Employee Pension Plans (“SEPs”).

Persons who have access to the Fund’s office in Omaha, Nebraska, may obtain the appropriate disclosure document, applicable forms or receive additional assistance regarding account options at that location, may visit the Fund’s website at www.bridgesfund.com under “Resources,” or may contact the Fund at 1-866-934-4700.

Minimum Investment

The Board of Directors of the Fund has established a minimum of $1,000 for an initial investment. The Fund, at its discretion, may waive this minimum. Once the minimum initial investment of $1,000 has been made, you may choose to use the Fund’s Automatic Investment Plan (described below) for subsequent investments.

Purchasing Shares

Shares of the Fund are purchased at the NAV per share next determined following the receipt of your order in proper form by the Fund or its authorized agent. Proper form means that your purchase is complete and contains all necessary information including supporting documentation (such as Account Applications, trust documents, beneficiary designations, proper signatures and signature guarantees where applicable, etc.) and is accompanied by sufficient funds to pay for your investment. Persons who have access to the Fund’s office in Omaha, Nebraska, may receive assistance regarding whether your purchase is in proper form at the location indicated below, or you may contact the Fund at 1-866-934-4700.

11

Nancy K. Dodge, Secretary, Treasurer and CCO
1125 South 103 rd Street
Suite 580
Omaha, Nebraska 68124
402-397-4700
E-mail to: fund@bridgesinv.com

By Mail:

Initial Purchases

To purchase Fund shares you must complete and sign the Account Application, which is sent with this Prospectus, or may be obtained from the offices of the Fund, from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or on the Fund’s website at www.bridgesfund.com under “Resources.” Please review the Account Application for detailed information for executing and completing a purchase of shares of the Fund. The completed Account Application and a check made payable to Bridges Investment Fund, Inc. or other means of payment to the Fund should be sent to the Transfer Agent as indicated below:

By Mail	By Overnight Or Express Mail
Bridges Investment Fund, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Bridges Investment Fund, Inc. c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd floor Milwaukee, WI 53202

The Fund and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of applications, purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

With respect to purchases of Fund shares, the following conditions will apply:

(1)	All of your purchases must be made in U.S. dollars, and the check(s) must be drawn on U.S. banks.

(2)	No third party checks will be accepted.

(3)	The Fund does not accept currency, money orders, U.S. Treasury checks, traveler’s checks, credit card checks or starter checks to purchase Fund shares.

(4)
If your purchase transaction is cancelled due to nonpayment, or your check does not clear, you will be held responsible for any loss the Fund or the Adviser incur and you will be subject to a returned check fee of $25. This $25 returned check fee will be redeemed from your account.

(5)	The Fund is unable to accept post dated checks or any conditional order or payment.

Subsequent Purchases

Subsequent investments once you have opened your account may be made in the same manner as your initial purchase. There is no minimum amount unless you are enrolling in the Automatic Investment Plan. To invest by check, simply make your check payable to the Fund, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account on a separate piece of paper and send it along with your check to the address shown above.

12

By Bank Wire Transfer:

Shares may be purchased by bank wire transfer. Wired funds must be received prior to 4:00 p.m. Eastern Time (3:00 p.m. Central Time) to receive that day’s NAV. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Initial Investment

To make an initial purchase by wire:

•
Call Bridges Investment Fund, Inc. at 1-866-934-4700 to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile.

•
Upon receipt of your completed Account Application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-866-934-4700.

•	You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments

Before sending your wire, please contact the Fund at 1-866-934-4700 to advise them of your intent to wire. This will ensure prompt and accurate credit upon receipt of your wire.

•	Contact your bank to initiate the wire using the following instructions:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number. 112-952-137
For further credit to the Bridges Investment Fund, Inc.
(Your name)
(Your account number)

•	Your bank may charge a fee for such service.

Purchase Through a Broker

You can purchase shares at the NAV through a broker that has a relationship with the Distributor. Quasar Distributors, LLC (“Quasar” or “Distributor”) serves as the distributor of the Fund’s shares. The Distributor is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202.

If you buy shares through a broker, the broker is responsible for forwarding your order to the Transfer Agent in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or the Fund by 3:00 p.m. (Central time) on a day when the NYSE is open for regular trading, you will receive that day’s price and be invested in the Fund that day. You may add to an account established through any broker either by contacting your broker or the Transfer Agent by using one of the methods above. Your broker may charge a fee for processing purchases of the Fund’s shares.

13

Automatic Investment Plan

The Fund’s Automatic Investment Plan is available to existing shareholders of the Fund or new shareholders that satisfy the Fund’s minimum initial investment of $1,000.

New shareholders electing to participate in the Fund’s Automatic Investment Plan should complete the Automatic Investment Plan section on the Account Application. Existing shareholders should contact the Fund to obtain instructions for adding this option to a previously established account. All participants will be required to provide a voided check or savings deposit slip to initiate an Automatic Investment Plan.

After the initial minimum investment is met, the minimum amount required for each subsequent investment under the Automatic Investment Plan is $100. In order to participate in the Automatic Investment Plan, your bank must be a member of the Automated Clearing House (“ACH”) network. You will be assessed a $25 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason. You may terminate your participation in the Fund’s Automatic Investment Plan at any time by calling the Fund at 1-866-934-4700, by written instruction to the Fund, or by calling the Transfer Agent. Any request for termination must be received at least five days prior to the effective date of the next withdrawal. In addition, if you redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated.

Persons who are accessible to the Fund’s office in Omaha, Nebraska, may receive assistance in setting up an Automatic Investment Plan at that location, or you may contact the Fund at 1-866-934-4700.

Inactive Accounts and Lost Shareholders

Your account may be transferred to your state of residence if no activity occurs within your account during an “inactivity period” as may be specified in your state’s abandoned property laws. If the Fund is unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator when required in accordance with statutory requirements. A shareholder’s last known address of record determines which state has jurisdiction. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. The Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Additional Account Policies

To help government agencies fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. As requested on your Account Application, you must supply your name, date of birth, social security number, permanent street address and other information that will allow identification of persons opening an account. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners and permenant street address. Mailing addresses containing only a P.O. Box will not be accepted. Federal law prohibits the Fund and other financial institutions from opening accounts unless the minimum identifying information described above is received, and the Fund can verify the identity of the new account owner. The Fund may be required to delay the opening of a new account, not open a new account, close an existing account or take other steps deemed reasonable if the Fund is unable to verify the identity of a person opening an account with the Fund. Please contact the Transfer Agent at 1-866-934-4700 if you need additional assistance when completing your application.

14

Keep in mind that if we do not verify the identity of a customer through reasonable means, the account will be rejected or the customer will not be allowed to perform a transaction in the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

It is the policy of the Fund not to accept orders for Fund shares under circumstances or in amounts considered to be disadvantageous to existing shareholders, and the Fund reserves the right to suspend the offering of shares for a period of time. Account Applications will only be accepted from residents of states in which the Fund shares have been registered or otherwise qualified for offer and sale.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Household Delivery of Shareholder Documents

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-866-934-4700 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SELLING SHARES OF THE FUND

You may redeem your shares of the Fund directly at any time by sending a letter of instruction signed by all account holders to:

Bridges Investment Fund, Inc.
c/o U.S. Bank Global Fund Services
P.O.Box 701
Milwaukee, Wisconsin 53201-0701.

Shares of the Fund will be redeemed at the NAV per share next determined following the receipt of your letter of instruction in proper form by the Fund or its authorized agent. Proper form means that your letter of instruction is complete, contains all necessary information including supporting documentation (additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries, surviving joint owners, and shares held in retirement plan accounts) and has been signed by all account holders. Persons who have access to the Fund’s office in Omaha, Nebraska, may seek and receive assistance at that location to complete redemption transactions or you may contact the Fund at 1-866-934-4700.

Signature Guarantees

Signature guarantees, from either Medallion program members or non-Medallion program members, are required for all requests to redeem shares with a value of more than $50,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. A signature guarantee will also be required for the following:

15

•	If ownership is being changed on your account;

•	If redemption proceeds are payable or sent to any person, address or bank account not on record; and/or

•	When a redemption request has been received by the Transfer Agent and the account address has been changed within the last 30 calendar days.

The Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. The Fund reserves the right to waive any signature requirement at its discretion.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). The signature(s) should be in the name(s) of the stockholder as shown on the stock transfer records maintained by the Transfer Agent for the Fund. NOTARIZED SIGNATURES ARE NOT GUARANTEED SIGNATURES AND WILL NOT BE ACCEPTED BY THE FUND.

Sale Proceeds

In most instances, payment for shares redeemed will be made within one or two business days, but not later than seven days, from the time the Fund receives your written request in proper form. For investments that have been made by check or electronic funds transfer though the ACH network, payment for redemptions may be delayed until the Fund is reasonably satisfied that the purchase payment has been collected, which may take up to 15 calendar days.

The Fund sends checks for redemption proceeds via regular mail. The Fund will send redemption checks by overnight or priority mail upon request and at investor’s expense. At your request, redemption proceeds will be wired or sent via electronic funds transfer though the ACH network to a pre-designated bank account. There is a $15 wire fee for each wire, which will be deducted from your bank account balance on dollar specific trades. You are also responsible for any fee that your bank may charge for receiving wires. The Fund will normally wire redemption proceeds to your bank the next business day after receiving the redemption request in proper form, which may include a signature guarantee. The Fund will normally wire redemption proceeds to your bank the next business day after receiving the redemption request in proper form, which may include a signature guarantee. There is no charge when proceeds are sent via the ACH system; however, funds may not available in your account for two to three business days depending on your bank’s policy on transfers.

Redemptions Through a Broker

You may redeem shares at the NAV through a broker that has a relationship with the Distributor. If you sell shares through a broker, the broker is responsible for forwarding your order to the Transfer Agent in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or the Fund by 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on a day when the NYSE is open for regular trading, you will receive that day’s price. Generally, payment is directed to your brokerage account normally within three business days after a broker places your redemption order. Your broker may charge a fee for processing redemption requests.

16

Additional Redemption Policies

Redemption privileges and payments may be suspended during periods when the NYSE is closed (other than weekends and holiday closings) or trading thereon is restricted, or for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of the shareholders of the Fund. The SEC shall determine when trading on the NYSE is restricted and when an emergency exists. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling a portion of its portfolio securities, consistent with the management of the Fund. If the Fund sells securities to generate cash to meet your redemption request, delivery of redemption proceeds may be postponed until the first business day after the Fund receives the proceeds from the sale of such securities.

In addition, shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

The Fund and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC’s post office box of applications, purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

FREQUENT TRADING OR MARKET TIMING

The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, the Fund’s Board of Directors has adopted policies and procedures that are designed to deter such excessive or short-term trading. The Fund generally defines frequent trading or market timing as engaging in more than four transactions out of the Fund within a rolling 12 month period, excluding redemptions made pursuant to a systematic withdrawal plan or to satisfy required minimum distributions on retirement accounts. The size of transactions also may be taken into account. Frequent trading of Fund shares may lead to, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio and increased brokerage and administrative costs.

Investors are subject to these policies whether they are a direct shareholder of the Fund or they invest in the Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with the Fund for trading on behalf of its customers.

Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. The ability of the Fund to apply its market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy.  Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Fund to prevent excessive short-term trading, there is no assurance that the Fund or its agents will be able to identify those shareholders or curtail their trading practices.

If suspicious trading patterns are detected in an Omnibus Account, the Fund will request information from the financial intermediary concerning trades placed in the Omnibus Account.  The Fund will use this

17

information to monitor trading in the Fund and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Fund.  In considering an investor’s trading activity, the Fund may consider, among other factors, the investor’s trading history, both directly and, if known, through intermediaries, in the Fund.  If the Fund detects such activity, then the Fund may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  If inappropriate trading recurs, the Fund may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.

There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in an Omnibus Account may be limited.

Under no circumstances will the Fund, the Adviser or the distributor enter into any agreements with any investor to encourage, accommodate or facilitate excessive or short-term trading in the Fund.

DISTRIBUTIONS AND TAXES
Distributions

The Fund will distribute to shareholders substantially all of the net income and net capital gains (collectively “distributions”), if any, realized from the sale of securities. Dividends will be paid on or about the last business day of March, June, September and December. Shareholders will be advised as to the source or sources of each distribution. A year-end payment of capital gains, if any amounts are earned between November 1 and October 31 in any given year, will be paid on or before December 31 to meet a special requirement of the Tax Reform Act of 1986, as amended (“1986 Act”). The Fund must declare a dividend amount payable before January 31 of the next year on December 31 in order to remit at least 98% of the net investment income for the calendar year to comply with the provisions of the 1986 Act. The amount of any distributions will depend upon and vary with changes in interest rates, dividend yields, investment selections of the Fund and many other unpredictable factors.

Distributions Options

The Fund offers the following options with respect to distributions, if any, on shares held by you in the Fund.

(1)
Reinvestment Option: You may elect to have all dividends and capital gains distributions automatically reinvested at the NAV in additional shares of the Fund. If you do not indicate a choice on the Account Application, you will be assigned this option. Shares purchased under this option are entered on the stock transfer records maintained by the Transfer Agent. Written notice will be sent to shareholders electing this option showing the shareholder’s holdings in the Fund after the reinvestment, as well as the dollar amount of the dividend or capital gains reinvestment and the NAV in effect for the purchases.

(2)
Cash Option: You may elect to have your dividend and/or capital gains distributions paid in cash. You may elect your distribution option by checking the appropriate box on the Account Application. Cash distribution checks are typically mailed to shareholders within two days, but not later than seven days after payment.

You may change your previously selected distribution option from time to time by written instruction or by calling the Transfer Agent. Option changes should be submitted to the Transfer Agent at least five days prior to the record date of the distribution. If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check or if a check remains outstanding for six months, the Fund

18

reserves the right to reinvest the distribution check in your account at the Fund’s current NAV, and to reinvest all subsequent distributions.

Tax Consequences

The following discussion of taxes is for general information only. You should consult with your own tax adviser about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund has complied with special provisions of the Internal Revenue Code of 1986, as amended pertaining to investment companies so that the Fund will not pay federal income taxes on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. As a shareholder, you are subject to federal income tax on distribution of investment income and on short-term capital gains which are treated as ordinary income. Other capital gain distributions will be taxable to you at different maximum rates, depending upon their source and other factors. Dividends are taxable either as ordinary income, or, if so designated by the Fund, and provided that certain holding period and other requirements are met by both the Fund and the shareholder, taxable as “qualified dividend income” to individual shareholders at a maximum 23.8% U.S. federal income tax rate (which includes the 3.8% Medicare surcharge). Dividends and distributions are generally taxable regardless of whether you take payment in cash or reinvest them to buy additional Fund shares.

The Fund may be required to withhold federal income tax at a rate of 24% (backup withholding) from dividend payments, distributions, and redemption proceeds if you failed to furnish and certify that the Social Security or Tax Identification Number you provided is correct, and that you are not subject to backup withholding. The certification is included as part of the account application form.

There may be tax consequences to you upon the redemption (sale) of your Fund shares. You generally have a capital gain or loss from a disposition of shares. The amount of gain or loss and the tax rate will depend primarily upon how much you paid for your shares, the redemption (sale) price, and how long you held the shares.

Shareholders who are tax-exempt entities with respect to federal and state income taxes will not be subject to tax on the income and capital gains distributions from the Fund. If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The Fund, through semi-annual shareholder reports, will inform you of the amount and generic nature of such income and capital gains. U.S. Bancorp Fund Services, LLC, through the annual Form 1099 or its substitute equivalent, will provide a report for each individual account within an appropriate time frame after the close of the Fund’s fiscal year.

19

INQUIRIES

Shareholder inquiries for information or assistance in handling administrative matters should be directed to either:

Bridges Investment Fund, Inc. c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 1-866-934-4700	OR	Bridges Investment Fund, Inc. Nancy K. Dodge, Secretary, Treasurer and CCO 1125 South 103rd Street Suite 580 Omaha, Nebraska 68124 402-397-4700 E-mail to: fund@bridgesinv.com

INDEX DESCRIPTIONS

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index, but do not reflect fees, expenses or taxes.

The Russell 1000® Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

The S&P 500® Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the equity market in general.

20

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request or at the Fund’s website at www.bridgesfund.com under “Resources.”

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$60.57	$51.60	$48.92	$49.56	$47.17
Income from investment operations:
Net investment income (1)	0.29	0.20	0.29	0.27	0.26
Net realized and unrealized
gain/(loss) on investments	(2.51)	11.08	3.15	(0.12)	4.11
Total from
investment operations	(2.22)	11.28	3.44	0.15	4.37
Less dividends and distributions:
Dividends from net
investment income	(0.28)	(0.20)	(0.29)	(0.27)	(0.27)
Dividends from net realized gain	(0.67)	(2.11)	(0.47)	(0.52)	(1.71)
Total distributions	(0.95)	(2.31)	(0.76)	(0.79)	(1.98)
Net asset value, end of year	$57.40	$60.57	$51.60	$48.92	$49.56
Total return	(3.76)%	21.98%	7.09%	0.33%	9.37%
Supplemental data and ratios:
Net assets, end of year
(in thousands)	$151,571	$144,610	$122,877	$116,368	$122,102
Ratio of net expenses to
average net assets	0.77%	0.79%	0.82%	0.80%	0.80%
Ratio of net investment income
to average net assets	0.40%	0.35%	0.60%	0.54%	0.55%
Portfolio turnover rate	2.8%	4.7%	10.7%	13.2%	13.6%

(1)	Net investment income per share is calculated using the ending balances prior to consideration of adjustment for permanent book-to-tax differences.

21

PRIVACY POLICY NOTICE

Protecting your privacy is important to Bridges Investment Fund, Inc. and our employees. We want you to understand what information we collect and how we use it. In order to provide our shareholders with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain shareholder information. The following policy serves as a standard for all Bridges Investment Fund, Inc. employees for the collection, use, retention, and security of nonpublic personal information.

What Information We Collect

In order to serve you better, we may collect nonpublic personal information about you from the following sources:

•	Information we receive from you in connection with opening an account or establishing and maintaining a shareholder relationship with us, whether in writing or oral;

•	Information about your transactions with us or our affiliates; and

•	Information we receive from third parties such as your accountants, attorneys, life insurance agents, family members, financial institutions, custodians, trustees and credit bureaus.

“Nonpublic personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you. For example, nonpublic personal information includes the contents of your application, account balance, transaction history and the existence of a relationship with us.

What Information We Disclose

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. We are permitted to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to third parties to assist us in servicing your account with us.

If you decide to close your account(s) or become an inactive shareholder, we will adhere to the privacy policies and practices as described in this notice.

Our Security Procedures

We also take steps to safeguard shareholder information. We restrict access to your personal and account information to those who need to know that information to provide products and services to you. Violators of these standards will be subject to disciplinary measures. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

PPN-1

BRIDGES INVESTMENT FUND, INC.

1125 South 103rd Street
Suite 580
Omaha, Nebraska 68124
(402) 397-4700

PROSPECTUS

April 30, 2019

Capital Stock

Additional information about the Fund and its investment policies is contained in the Fund’s SAI. The SAI is incorporated into this Prospectus by reference (meaning it is legally a part of this Prospectus). A current SAI is on file with the SEC.

Additional information about the Fund’s investments is available in the Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may receive free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Fund, and receive answers to your questions about the Fund by accessing the Fund’s website at www.bridgesfund.com under “Resources” or contacting:

Bridges Investment Fund, Inc. c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53201-701 1-866-934-4700	OR	Bridges Investment Fund, Inc. Nancy K. Dodge, Secretary, Treasurer and CCO 1125 South 103rd Street Suite 580 Omaha, Nebraska 68124 402-397-4700 E-mail to: fund@bridgesinv.com

Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by sending an e‑mail to publicinfo@sec.gov.

SEC File No. 811-01209

Ticker: BRGIX

1125 South 103 rd Street
Suite 580
Omaha, Nebraska 68124
(402) 397-4700
(866) 934-4700

April 30, 2019

STATEMENT OF ADDITIONAL INFORMATION

Capital Stock

This Statement of Additional Information (“SAI”) dated April 30, 2019 is not a Prospectus. It should be read in conjunction with the Prospectus of the Bridges Investment Fund, Inc. (the “Fund”) dated April 30, 2019. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally part of the Fund’s Prospectus. The financial statements for the Fund for the year ended December 31, 2018, are herein incorporated by reference to the Fund’s Annual Report to shareholders dated December 31, 2018. To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, visit the “Resources” page of the Fund’s website at www.bridgesfund.com , or write or call the Fund at the address or telephone number written above.

FUND HISTORY AND CLASSIFICATION

The Fund is a Nebraska corporation organized on March 20, 1963 and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, diversified investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on July 1, 1963, and shares of Capital Stock were first sold to the general public on December 7, 1963. The Fund has conducted its business continuously since that year.

INVESTMENT POLICIES, STRATEGIES AND RISKS

The sections below describe, in greater detail than in the Fund’s Prospectus, some of the different types of investments which may be made by the Fund and the different investment practices in which the Fund may engage.

Equities

Common Stocks
The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities
The Fund may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Convertible securities are accorded the status of equities by the Fund because they may be converted into common stock at the election of the holder.

Fixed-Income Securities

The Fund may invest in a wide range of fixed-income securities.

The Fund may invest in investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Investment grade securities are those rated BBB or better by Standard & Poor’s® (“S&P®”), or Baa or better by Moody’s Investors Service®, Inc. (“Moody’s”). Subject to the limitation below, the Fund may also invest in lower-rated or high yield debt securities (commonly known as “junk bonds”), and the Fund may purchase bonds, debentures, and preferred stocks which have one or more interest or dividend payments in arrears, but, nevertheless, offer prospects of resuming the payment of the arrearage plus the current income rate. Such securities may offer a significant price improvement from a depressed level, thereby creating a capital gain potential similar to the advancement possible for common stock selections. The risk of owning this type of security is that income payments will not be resumed or that the principal will never be repaid.

Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Junk Bonds
“Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions may also decrease the values and liquidity of lower-

rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below the rating it carried at the time of purchase.

The Fund will not purchase junk bonds that have a credit quality rating lower than CC/Ca2 by either S&P® or Moody’s, respectively, at the time of their acquisition for the Fund’s portfolio. The Fund will limit its investments in junk bonds to no more than 5% of its assets, determined at the time of purchase.

The purchase of junk bonds is not a principal strategy of the Fund.

Payment-In-Kind Securities and Strips
Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements. The Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Preferred Stock
The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

U.S. Government Securities
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years), Treasury Bonds (which generally have maturities of more than 10 years) and U.S. agency securities (which have a variety of maturities). All U.S. Treasury securities are backed by the full faith and credit of the United States, whereas U.S. agency securities are not always supported by the full faith and credit of the United States. While the Fund may invest in U.S. government securities of any type, the Fund primarily invests in Treasury securities.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities
Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Foreign Securities

The Fund may invest in U.S. dollar-denominated securities of foreign issuers which are traded on U.S. exchanges, provided that the market value of such securities will not exceed 15% of the Fund’s total assets, determined at the time of purchase. Foreign issuers are issuers organized and doing business principally outside the United States. Securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. The Fund, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Although most ADRs are denominated in U.S. dollars, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.

While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund’s investment adviser considers as having stable and mature governments, these additional risks include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, reduced liquidity and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than applied in the United States; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

The purchase of foreign securities is not a principal strategy of the Fund.

Covered Call Options

The Fund may write (sell) covered call options on equity securities. Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is “covered” if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

As a writer of a call option, the Fund receives a premium less a commission and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The Fund, as a writer of a call option, may have no control over when the underlying securities must be sold because it may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether an option expires unexercised, the Fund retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the Fund experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the Fund gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of the loss should the price of the underlying security decline.

The Fund may write exchange-traded call options against shares held in its securities portfolio, provided that any such call options will be limited to shares of common stocks which have an aggregate market value of less than 10% of the total value of the Fund’s assets at the time of the transaction, and further provided that not more than one-half of the shares held in any one issuer will be eligible for the writing of such call options. The Fund may purchase a call option with terms identical to a call option which has been previously written in order to liquidate or close an existing call option position.

The writing of covered call options is not a principal strategy of the Fund.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies, which may include exchange traded funds (“ETFs”) in addition to other mutual funds.  An ETF, a type of investment company that trades like common stock on an exchange, usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

In addition, the Fund may invest in certain ETFs, the performance of which is intended to correspond to the performance of a designated benchmark index (such as the S&P 500® Index), as a hedge against market volatility and significant market decrease. The purpose of such investments would be to moderate risk to the Fund during times of volatile market conditions without requiring the Fund to sell its portfolio securities when continuing to hold such securities is believed to be consistent with the Fund’s long-term investment strategy. Investments by the Fund in ETFs are subject to the limitations on investment in investment company securities discussed below.

The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1.5%.

If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

As previously noted, the Fund may invest in ETFs. An investment in an ETF generally presents the same primary risk as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, if the shares are de-listed from the exchange, or upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The investment in other investment companies is not a principal strategy of the Fund.

Other Investment Policies, Strategies, and Risks

Temporary Defensive Positions

Under unusual economic or financial market circumstances, the Fund may significantly increase the portion of Fund assets held in cash or U.S. government securities for temporary defensive purposes, and as a result may not achieve its investment objectives. The Fund may maintain positions in cash or U.S. government securities (generally U.S. Treasury securities) for as long as such unusual market conditions exist and the normal limitation that not more than 40% of the Fund’s assets be invested in fixed income securities will not apply. In addition, in such circumstances the Fund may invest in certain ETFs, the performance of which is intended to correspond, either positively or negatively, to the performance of a designated benchmark index (such as the S&P 500® Index), as a hedge against market volatility and significant decrease or increase.

Turnover

Turnover measures the percentage of a fund’s total portfolio market value that was purchased or sold during the period. A fund’s turnover rate provides an indication of how transaction costs (which are not included in a fund’s expenses), may affect a fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

Generally, the Fund makes each investment with the expectation that the security acquired will be held for the long term. The Fund will not purchase securities with a view towards rapid turnover for capital gains. Therefore, the Fund does not expect there to be material changes in its turnover rate. In the 10 years ending December 31, 2018, the portfolio turnover rate for the Fund ranged from a high of 26.6% in 2011 to a low of 2.8% in 2018. The median portfolio turnover for the past 10 years was 13.4% and the average portfolio turnover for such period was 14.5%. The Fund’s portfolio turnover rate for the years ended December 31, 2017 and 2018 was 4.7% and 2.8%, respectively. However, portfolio turnover rates could increase significantly in order to respond to turbulent conditions in the securities market.

INVESTMENT LIMITATIONS

In addition to the investment policies and limitations described above and in the Prospectus, the Fund has adopted the following investment limitations, which are fundamental policies and cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, the approval of a majority of the outstanding voting securities of the Fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund shall not:

1.Concentrate its investments in a particular industry or group of related industries by committing more than 25% of total assets to securities in any one industry or group of related industries.
2.Make investments which will cause more than 5% of the Fund’s total assets (at the time of purchase) to be invested in the securities of any one issuer, except for investments in U.S. government securities.
3.Acquire more than 10% of the voting stock of any one issuer and 10% of any one class of the outstanding securities of any one issuer through initial or subsequent investments. For the purposes of this restriction, all kinds of securities of a company representing debt are considered as a single class irrespective of their differences, and all kinds of preferred stock of a company are considered a single class irrespective of their differences.
4.Make investments which will cause more than 5% of the value of its total assets (at the time of purchase) to be invested in securities of issuers which have a record of less than three years of operation.

5.Issue any preferred stock or other senior securities.
6.Invest in companies for the purpose of exercising control or management.
7.Invest outside of the area of securities or purchase or sell real estate, commodities or commodity contracts.
8.Make loans to other persons. (The acquisition of a portion of an issue of publicly distributed bonds, debentures, or other debt securities is not to be considered the making of a loan.)
9.Borrow money, pledge, or mortgage its assets, except as a temporary measure, in which event total borrowings shall not exceed 10% of the value of its total assets. The Fund has never exercised the option to borrow money as a temporary measure.
10.Purchase securities on margin or make short sales.
11.Engage in the underwriting of the securities of other issuers.
12.Purchase restricted or non-registered securities.
13.Purchase or sell put or call options, except the Fund may write or sell covered call options as described above.
14.Invest in securities of other investment companies, except by purchase in open market, where no commission or profit to a sponsor or dealer results from such purchase other than a customary broker’s commission, or where the acquisition is part of a plan or merger or consolidation.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Fund has adopted portfolio disclosure policies (“Policies”) that govern the timing and circumstances of the disclosure of the Fund’s portfolio holdings to any person to ensure that such disclosure is in the best interests of the Fund’s shareholders. Bridges Investment Management, Inc., the Fund’s investment adviser (the “Adviser”), has also adopted the Fund’s Policies with respect to the disclosure of the Fund’s portfolio holdings. In creating the Policies, the Adviser and the Fund’s Board of Directors considered actual and potential material conflicts that could arise between the interests of Fund shareholders, the Adviser, Distributor, or any other affiliated person of the Fund. The Policies authorize the Fund’s President or Chief Compliance Officer (the “CCO”) to consider and approve the dissemination of the Fund’s non-public portfolio holdings to persons with a legitimate business purpose for the information after considering the best interests of the Fund’s shareholders and potential conflicts in making such disclosures. All non-public disclosures of the Fund’s portfolio holdings to third parties made pursuant to these Policies are to be reported to the CCO to facilitate periodic reporting to the Board of Directors.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of each quarter-end in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings reports filed with the SEC on Form N-Q. Beginning April 30, 2020, portfolio holdings disclosures will be filed with the SEC on Form N-PORT, with quarter-end disclosures becoming publicly available 60 days after the end of each month. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund also discloses its quarterly holdings on the Fund’s website at

www.bridgesfund.com under “About the Fund.” The quarterly holdings are normally updated within 4 business days after the end of the most recent quarter.

The Fund’s portfolio holdings may be disclosed between and among the following persons (collectively “Internal Parties”) for legitimate business purposes within the scope of their official duties and responsibilities, subject to the continuing legal duties of confidentiality and not to trade on the basis of any material nonpublic information imposed under any applicable contracts, codes of ethics, laws, rules and regulations:

•	The Fund’s Board of Directors;

•	The Adviser;

•	The distributor, fund accountant, sub-administrator, transfer agent, or custodian to the Fund; and

•	An accounting firm or legal counsel hired by the Fund, the Adviser, or the Board of Directors.

The Internal Parties may receive the Fund’s portfolio holdings as frequently as daily, with no lag. The Board of Directors believes that its policy regarding disclosure to Internal Parties is sufficient to provide the Fund and its shareholders with adequate protection.

In addition to the Fund’s public disclosure on its website, the Fund’s portfolio holdings may also be disclosed in response to a regulatory request, court order or other legal proceeding, or when necessary and appropriate with a legitimate business purpose to statistical or consulting agencies, pricing services, financial printers, proxy voting service providers and other third parties (collectively “Third Parties”) that provide services to the Fund and/or Internal Parties. All Third Parties that receive the Fund’s portfolio holdings are subject to the continuing legal duties of confidentiality and not to trade on the basis of any material nonpublic information imposed under any applicable contracts, codes of ethics, laws, rules and regulations. The frequency and lag with which the Fund’s portfolio holdings may be disclosed to Third Parties is determined based on the facts and circumstances of the business purpose for the disclosure.

No person is authorized to pay or receive any compensation or other consideration, including any agreement to maintain assets in the Fund or other accounts managed by the Adviser or by any affiliated person of the Adviser, for the purpose of obtaining information concerning the Fund’s portfolio holdings.

Any suspected breach of the Fund’s Policies is to be reported immediately to the Fund’s CCO or in the CCO’s absence, to the Fund’s President. The Board exercises oversight of the Policies through a compliance report prepared by the Fund’s CCO regarding the operation of the Policies in accordance with the Fund’s Compliance Program Policies and Procedures (of which the Policies and the Codes of Ethics are a part). The compliance report contains all disclosures of the Fund’s portfolio holdings to Third Parties made pursuant to the Policies and any suspected breach of the Policies. The compliance report is provided to the Board annually or more frequently at the option of the Board or the Fund’s CCO.

There is no assurance that the Fund’s Policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of such holdings information. The Board of Directors reserves the right to amend the Policies at any time, without prior notice, in its sole discretion.

MANAGEMENT OF THE FUND

Board Composition and Leadership Structure

The Fund’s Board of Directors provides oversight of Fund management and operations of the Fund. Like all mutual funds, the day-to-day responsibility for the management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Fund’s Adviser, Administrator, Custodian and Transfer Agent, each of whom are discussed in greater detail in this SAI.

The Fund’s Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established an Audit Committee and an Administration and Nominating Committee, which are discussed in greater detail under “Committees” below. In addition, the independent directors of the Fund hold separate meetings without Fund management present, and have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.

To rely on certain exemptive rules under the 1940 Act, the Fund Board conducts an annual evaluation of director independence, and currently over 75% of the Fund Directors are independent directors. The Fund’s Board Chairperson, Robert Slezak, has also been designated as the Lead Independent Director. In such roles, Mr. Slezak chairs meetings of the Board and executive sessions of the independent directors, works with Fund management to set Board meeting agendas and facilitates communication among the independent directors, their counsel and Fund management. In March 2018, the Fund Board elected Lyn Wallin Ziegenbein to serve as Vice Chairperson. The Vice Chairperson of the Board performs the duties of the Chairperson if the Chairperson is absent or if the Chairperson’s office is otherwise vacant. The Vice Chairperson of the Board is also an independent director. The Board has determined that its leadership structure, in which the independent directors have elected a Chairperson who is an independent director, designated a Lead Independent Director, and elected a Vice Chairpersom who is an independent director, each to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Board Oversight of Risk Management

Responsibility for risk oversight rests with the full Board of Directors. Committees of the Board assist the Board in carrying out this responsibility by focusing on key areas of risk inherent in Fund operations and business. As part of its risk oversight function, the Board has directed Fund management to evaluate and assess on an on-going basis, the enterprise risks facing the Fund and its operations. Based on Fund management’s evaluation, a determination is made as to the primary enterprise risks most applicable to the Fund. These primary enterprise risks are reviewed by Fund management with the Board on a periodic basis, but not less than annually, except for risks related to portfolio investment decisions which are reviewed by the Board at the Board’s quarterly meeting. The determination as to primary risks facing the Fund is not static, but subject to change from time to time based on economic, industry, regulatory and other factors impacting the Fund.

The following table is a list of the Directors of the Fund, their age, business address and principal occupation during the past five years, any affiliation with the Fund’s Adviser, the length of service to the Fund, and the names of any entities other than the Fund where they hold a position on the board of directors or have held such positions in the past five years, as of the date of this SAI. Unless otherwise noted, an individual’s business address is , 1125 South 103 rd Street, Suite 580 Omaha, Nebraska, 68124.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Director During the Past Five Years(1)
Non-Interested/Independent Directors
Daniel J. Brabec Age 60	Director	One Year; Since 2015	1	Vice President and Director of Spectrum Financial Services, Inc., a financial services company, 1999-present, previously served as Secretary and Treasurer.	Spectrum Financial Services, Inc.
Nathan Phillips Dodge III Age: 55	Director	One Year; Since 2010	1	President, N.P. Dodge Company, commercial and residential real estate brokerage, 2014-present; Executive Vice President, N.P. Dodge Company, 1993-2014.	Lauritzen Corp.; First State Bank of Loomis
Jeffrey C. Royal Age: 42	Director	One Year, Since 2018	1	President, Dundee Bank, a community bank, 2006 - present.	Nicholas Financial, Inc.,* Boston Omaha Corporation* Mackey Banco, Inc., Brunswick State Bank, Tri-Valley Bank, and Eagle State Bank
Robert Slezak(2) Age: 61	Director Chairperson	One Year; Since 2008 One Year; Since 2016	1	Private Investor, 1999-present.	Pegasus Company

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Director During the Past Five Years(1)
Kelly A. Walters Age: 58	Director	One Year; Since 2013	1
Partner with Kuehl Capital Holdings LLC, a financial advisory firm, 2015-present; CEO of Quarter Circle Capital, an affiliate of Kuehl Capital Holdings and an asset management advisor, 2016-present; President and CEO of Condor Hospitality Trust, Inc. (formerly Supertel Hospitality, Inc.), a hospitality real estate investment trust,2009-2015.

					Condor Hospitality Trust, Inc.* (3)
Lyn Wallin Ziegenbein Age: 66	Director; Vice Chairperson	One Year; Since 2013 Once year; Since 2018	1
Executive Director Emerita, Peter Kiewit Foundation, a private foundation, 2013-present; Executive Director, Peter Kiewit Foundation, 1983–2013. Manager of Future Forward, LLC, an Omaha based investor group and New North Makerhood, Inc., a nonprofit organization.
					Assurity Life Insurance Company; Federal Reserve Bank of Kansas City-Omaha Branch; Lamp Rynearson Engineering (4)

*	Indicates publicly traded company or SEC-registered investment company.

(1)	To the extent not provided in this table, the principal business of each entity is provided in the individual director biographies on pages 16 to 18 of this SAI.

(2)	Mr. Slezak serves as the Lead Independent Director.

(3)	Mr. Walters currently is not a member of the Board of Directors of Condor Hospitality Trust, Inc. He resigned in 2016.

(4)	Ms. Wallin Ziegenbein’s term as a director of Lamp Rynearson Engineering ended December 31, 2017.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Director During the Past Five Years
Interested Directors
Edson (“Ted”) L. Bridges III, CFA(1) Age: 60	President Chief Executive Officer Chief Investment Officer Director	One Year; Since 1997 One Year; Since 2004 One Year; Since 2004 One Year; Since 1991	1
Chairman and Chief Executive Officer, 2017- present and President, Chief Executive Officer and Director, Bridges Investment Management, Inc., 2000-2017; Chief Executive Officer and Director, 2017-present, Bridges Holding Company; Executive Vice President, Bridges Investment Counsel, Inc., 1993-present; Chairman and Chief Executive Officer, 2017- present and Vice President, Bridges Trust Company, 1992-2017 (Chairman since 2011); held various positions at Bridges Investor Services Inc., 1987-present, most recently Chairman; Managing Partner, Modern Portfolio Consultants Company, d/b/a MPC Wealth Management, 2009-2017.

					Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; Bridges Trust Company; Bridges Holding Company; Stratus Fund, Inc.*(2)
Robert W. Bridges, CFA(3) Age: 53	Director
Executive Director, Portfolio Manager, and Co-Head of Behavioral Finance at Sterling Capital Management LLC, 2014 – present; Also has worked in various capacities for Sterling Capital Management from 1996-2014.
					Bridges Investment Counsel, Inc.; Bridges Trust Company; Bridges Holding Company

*	Indicates publicly traded company or SEC-registered investment company.

(1)
Ted Bridges III is the son of Edson L. Bridges II and brother of Robert W. Bridges. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund’s investment adviser, BIM. Mr. Bridges is no longer a director of Stratus Fund, which fund ceased to exist when it was terminated in June 2016.

(2)
Prior to July 31, 2017, Bridges Trust Company (“Bridges Trust”) was called Provident Trust Company (“PTC”). PTC (now known as Bridges Trust) was a party to an agreement with BHC, under the terms of which BHC acquired 100% of the equity of PTC (the “PTC Transaction”). The Transaction in which BHC acquired 100% of the equity of BIM was conditioned upon the concurrent closing of the PTC Transaction. Closing of the PTC Transaction also occurred on July 31, 2017.

(3)
Robert W. Bridges is the son of Edson L. Bridges II and brother of Ted Bridges, both of whom are “affiliated persons” and “interested persons” of the Fund. Because of these relationships, Robert W. Bridges is considered to be both an affiliated and interested person.

Officers

The Fund’s officers, who are chosen by and accountable to the Board of Directors, handle the day-to-day operation of the Fund.

The following table is a list of the officers of the Fund, their age, business address and principal occupation during the past five years, length of service to the Fund, and the names of any entities other than the Fund where they hold a position on the board of directors as of the date of this SAI. The business address for the officers is 1125 103 rd Street, Suite 580 Omaha, Nebraska, 68124.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years(2)	Other Trusteeships / Directorships Held by Officer
Edson L. Bridges II, CFA(1) Age: 87	Chairperson Emeritus	One Year; Since 2006
President and Chief Compliance Officer, Bridges Investment Counsel, Inc.; President, Bridges Investor Services, Inc.; President until 2017, Bridges Trust Company; Continuity and Research Officer, 2017-present, and Facilitator until July 31, 2017, for Bridges Investment Management, Inc.; Co-Chairman , Bridges Holding Company

Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; N.P. Dodge Company; Airlite Plastics Company; Bridges Trust Company; Store Kraft Manufacturing Company; West Omaha Land & Cattle Company; Midwest Land and Livestock LLC

Nancy K. Dodge Age: 58	Treasurer Chief Compliance Officer Secretary	One Year; Since 1986 One Year; Since 2006 One year; Since 2017
 Vice President, Bridges Investment Management, Inc.; held various other positions at Bridges Investment Management, Inc. and Bridges Investment Counsel; Vice President and Trust Officer, Bridges Trust Company; held various positions at Bridges Investor Services, Inc., most recently Sr. Vice President.

Bridges Investor Services, Inc.
Brian Kirkpatrick, CFA Age: 47	Executive Vice President	One Year; Since 2006
Senior Vice President, Director of Research, Chief Compliance Officer and director of Bridges Investment Management, Inc.; held various positions with Bridges Investment Counsel, Inc., most recently Senior Vice President; Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management.

Bridges Investment Management, Inc.
Trinh Wu Age: 62	Controller	One Year; Since 2001
Senior Accountant, Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.; Vice President, Accounting and Internal Audits for Bridges Trust Company and Vice President, Bridges Investor Services.

*	Indicates publicly traded company or investment company.

(1)
Edson L. Bridges II is the father of Ted Bridges III and Robert W. Bridges. Mr. Bridges II is Chairperson Emeritus of the Fund and until July 31, 2017, was a director of the Fund’s investment adviser, BIM. Mr. Bridges served as a director of BIM and BTC until July 31, 2017 and Store Kraft Manufacturing Company until September 30, 2014.

(2)	Prior to July 31, 2017, Bridges Trust Company was called Provident Trust Company.

Director Qualifications

The Board of Directors believes that each Board member has the qualifications, experience, attributes, and skills appropriate for continued service as a Fund Board member in light of the Fund’s business and structure. The Board members have substantial business and professional backgrounds, which indicate they have the ability to access, critically review, and evaluate information provided to them. In addition, each Board member has served as an executive and/or board member for other organizations.

The following is a brief discussion of the experience, qualifications, attributes, and/or skills that led to the Board of Directors’ conclusion that the individuals identified below are qualified to serve as Board members of the Fund:

Daniel J. Brabec has been a Director of Spectrum Financial Services, Inc. in Omaha, Nebraska since February 1999 and serves as Vice President.  He has directly managed real estate and commercial credit assets for a number of affiliates of Spectrum Financial Services, Inc. since January 2009.  Prior to that, he served as a Director of Great Western Bank, Omaha, Nebraska and was its Chief Executive Officer and President from 2001 until its sale in 2008, and served as Controller for Great Western Bancorporation in an interim role from 1999 to 2001.  He began his career in banking in 1985 joining Pioneer Bank, St Louis, Missouri after three years with Control Data Corporation and served as Executive Vice President, Security Officer, and Director of Rushmore Bank and Trust, Rapid City, South Dakota from 1993 to 1999.  Over the years, Mr. Brabec has served on the board of directors of the United Way of the Black Hills, The United Way of the Midlands, and the Nebraska Association of Bankers and as a Director and Officer for the Nebraska Chapters of Young Presidents Organization and World Presidents Organization.  Mr. Brabec holds a Bachelor’s Degree in Journalism from the University of Nebraska-Lincoln (1982), has completed the ABA’s Graduate School of Banking Program at the University of Colorado, and in June 2011, completed Columbia Business School’s Value Investing Executive Education Program.  Mr. Brabec has more than 25 years of experience in the community banking industry and has had a key leadership role in various companies during his career.  Because of these positions and his experience, Mr. Brabec contributes substantial business, corporate governance, and leadership experience.

Edson (“Ted”) L. Bridges III, CFA , has been a full-time member of the professional staff of the Bridges entities since August 1983 . Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for over ten years. Mr. Bridges was elected President of the Fund on April 11, 1997, and became Chief Executive Officer on April 13, 2004. Mr. Bridges has been Executive Vice President of BIC since February 1993, as well as a Director.  Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc., Chairman and Chief Executive Officer of Bridges Trust, and Chief Executive Officer of Bridges Holding Company, as well as the Managing Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management from 2009 - 2017 . From December 2000 until July 31, 2017, Mr. Bridges was President, Chief Executive Officer, and Director of BIM. Since July 31, 2017, Mr. Bridges has been the Chairman and Chief Executive Officer of BIM. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and was Chairman of the Audit Committee of the Stratus Fund. He served in those positions until June 2016, when that fund ceased to exist and was terminated.  Mr. Bridges brings to the Board an understanding of the Fund’s history, business, and operations attributed to his long-standing commitment to, management of, and involvement with the Fund for more than 30 years, as well as his experience as a director of another investment company.  Because of these positions, Mr. Bridges also provides the Board with an important insider perspective and management’s point-of-view about various aspects of the Fund’s business operations and strategies.

Robert W. Bridges, CFA, is an Executive Director, Portfolio Manager, and Co-Head of Behavioral Finance at Sterling Capital Management LLC. Sterling Capital Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance and from 2000 to 2014, served as Director and Senior Equity Analyst. Mr. Bridges has been a Director of BIC since December 2006. Prior to joining Sterling, Mr. Bridges served in accounting, research analysis, and several other roles for BIC for six years. Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.  Mr. Bridges brings over 25 years’ experience in the investment company industry, and historical knowledge of management and operations of the Fund.  Through his experiences, Mr. Bridges also is experienced with financial, accounting, regulatory, compliance, and investment matters.

Nathan Phillips Dodge III is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage in the area of Omaha, Nebraska since April 2014, and served as Executive Vice President prior to that time. Mr. Dodge has worked at N.P. Dodge Company since October, 1993.  After earning his BA in economics at Tufts University, Mr. Dodge held the following positions at the Federal National Mortgage Association in Washington, D.C.: Senior Housing Analyst, Senior Training Analyst, and Rural Product Manager. He helped develop, market, and manage various loan programs for Fannie Mae. Mr. Dodge is active in local civic organizations and has served as a director on a number of boards. Mr. Dodge is a member of the board of directors of Lauritzen Corp., a bank holding company, and First State Bank of Loomis, a bank located in Nebraska. Mr. Dodge possesses overall board experience, administrative competence, executive experience and leadership skills.  As a result of these experiences, Mr. Dodge contributes a broad perspective of our community and leadership skills.
Jeffrey C. Royal was elected June 15, 2018 to serve as a director of the Fund Board of Directors as well as to serve as a member of the Administration and Nominating Committee of the Board. The purpose of Mr. Royal’s election was to fill a vacancy on the Fund Board resulting from the passing of Fund director, Adam M. Koslosky, on March 18, 2018. Mr. Royal is President and CEO of Dundee Bank, a community bank located in Omaha, Nebraska. He has served in that position since January 2006. Prior to joining Dundee Bank, he was Second Vice President of First National Bank of Omaha. Since October 2017, he also has served as a director of Nicholas Financial, Inc., a Canadian holding company, whose activities are conducted through its wholly-owned indirect subsidiary in Florida. Nicholas Financial is a specialized consumer finance company engaged primarily in acquiring and servicing automobile finance installment contracts for purchases of automobiles and light trucks. Mr. Royal also serves as the Chair of the Audit Committee and is a member of the Compensation Committee and of the Nominating/Corporate Governance Committee of Nicholas Financial. Since January 2019, Mr. Royal has been a Board member of Boston Omaha Corporation, a publicly traded company with businesses engaged in various sectors, including real estate, insurance, and advertising. He also serves as the Chairman and a director of Mackey Banco, Inc. (the holding company for Dundee Bank) and as a director of Brunswick State Bank, Tri-Valley Bank, and Eagle State Bank. Mr. Royal received both his Bachelor’s and Master’s degree in Business Administration from Creighton University and completed the Stonier Graduate School of Banking at Georgetown University and the University of Pennsylvania. Mr. Royal possesses board experience with several public and private entities, has several years of experience in management and commercial lending, and has executive experience and leadership skills.  As a result of these experiences, Mr. Royal contributes a broad perspective of leadership and business skills and experience in financial and regulatory matters.

Robert T. Slezak was elected Chairperson of the Board on October 14, 2016.  Prior to that, Mr. Slezak served as Vice Chairperson of the Board since 2012.  Mr. Slezak is currently a private investor and has been since November 1999.  Prior to that, Mr. Slezak served as Vice President, Chief Financial Officer, and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a Director from October 1996 to September 2002.  Mr. Slezak currently serves as a member of the board of directors of Pegasus Company, a developer of solar power projects .  Mr. Slezak has several years of experience as a financial officer of a publicly traded company and as a board member of publicly traded companies. From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Kelly A. Walters is currently a partner with Kuehl Capital Holdings LLC, a financial advisory firm, and the Chief Executive Officer of Quarter Circle Capital, an affiliate of Kuehl Capital Holdings, and an asset management advisor, since 2016.  Prior to those positions, Mr. Walters was the President and Chief Executive Officer (“CEO”) of Condor Hospitality Trust, Inc. (formerly Supertel Hospitality, Inc.) (“Condor”), a NASDAQ listed hospitality real estate investment trust based in Norfolk, Nebraska from April 2009 through February 2015. He also served as a member of the board of directors of Condor from April 2010 to March 2016.  Prior to joining Condor, Mr. Walters was the Senior Vice President of Capital Markets at Investors Real Estate Trust (“IRET”) from October 2006 to March 2009.  Prior to IRET, Mr. Walters was a Senior Vice President and Chief Investment Officer of Magnum Resources, Inc. (“Magnum”), a privately held real estate investment and operating company, from 1996 to 2006.  Prior to Magnum, Mr. Walters was a Deputy Manager of Brown Brothers Harriman from 1993 to 1996, an Investment Manager at Peter Kiewit Sons, Inc. from 1985 to 1993, and a stockbroker at Piper, Jaffray and Hopwood from 1983 to 1985.  Mr. Walters earned his undergraduate degree in banking and finance from the University of Nebraska at Omaha, and his MBA from the University of Nebraska at Omaha.  Mr. Walters has over 34 years of experience in the investment industry, including over 20 years in senior and executive level positions.  From his positions, Mr. Walters has an extensive knowledge of investments, corporate governance and leadership experience.  From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Lyn Wallin Ziegenbein was elected as Vice Chairperson of the Board in April 2018. She is also an attorney and currently serves as the Executive Director Emerita of the Peter Kiewit Foundation, a private foundation awarding charitable grants throughout Nebraska and portions of Iowa and Wyoming, since April 2013 and prior to that, served as the Executive Director of the Peter Kiewit Foundation since March, 1983.  Ms. Wallin Ziegenbein has served on the board of directors of Assurity Life Insurance Company, an insurance organization in Lincoln, Nebraska, since 1984 and served on the board of directors of Lamp Rynearson Engineering, a civil engineering survey, planning and consulting firm until December 2017.  Previously, Ms. Wallin Ziegenbein served on the Federal Reserve Bank of Kansas City’s Omaha Branch Board of Directors from 2006 to 2011.  Ms. Wallin Ziegenbein’s prior experience also includes serving as a director of Norwest Bank Nebraska and Lincoln Telephone and Telegraph.  Ms. Wallin Ziegenbein also served as an Assistant United States Attorney for Nebraska from 1978 to 1982.  Ms. Wallin Ziegenbein earned her undergraduate degree in journalism from the University of Kansas and her law degree from Creighton University.  Ms. Wallin Ziegenbein has over 34 years of experience as an executive and a director, and from these experiences contributes to the Board’s accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.  During the past nine years, Ms. Wallin Ziegenbein has had primary responsibility of acquiring approximately 30 acres of blighted inner-city property for rejuvenation through a charitable partnership.  This work has further strengthened her analytical skills of financial transactions.

Committees

For the fiscal year ended December 31, 2018 ,the Fund’s Audit Committee consisted of Messrs., Brabec, Slezak, and Walters. In April 2018, the Fund’s Board elected Mr. Brabec as the Chairperson of the Audit Committee and Mr. Walters joined the committee to fill the vacancy created by the absence of Mr. Koslosky. The members of the Audit Committee are not “interested” persons of the Fund (as defined in the 1940 Act). The primary responsibilities of the Fund’s Audit Committee are to establish the scope of review for the annual audit by the Fund’s independent registered public accounting firm, and to work with representatives of the Fund’s independent registered public accounting firm to establish such guidelines and tests for the audit which are deemed appropriate and necessary. The Audit Committee met twice during the Fund’s most recent fiscal year.

The Fund also has an Administrative and Nominating Committee, consisting of Mr. Dodge III, Ms. Wallin Ziegenbein (Chair) and Mr. Royal each of whom is not an “interested person” of the Fund. Mr. Royal joined the committee in June 2018 at the time he was elected to the Board. The primary responsibilities of the Administrative and Nominating Committee are to periodically review the composition of the Board of Directors, evaluate candidates’ qualifications for Board membership, including such candidates’ independence from the Fund’s investment manager, and make nominations for independent director membership on the Board. Although the Committee does not have a formal policy on diversity, the Committee periodically considers diversity when it reviews the Board’s composition and determines whether to add individuals with different backgrounds or skill sets from those already on the Board. The Committee’s Charter is available on the Fund’s website at www.bridgesfund.com under “Resources.”

The Administration and Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person. In addition, the Administration and Nominating Committee periodically reviews and makes recommendations with respect to Board governance procedures, compensation, and the Fund’s investment advisory agreement. In the absence of the Board Chairperson, the Vice Chairperson presides over the Board of Directors and performs the duties of the Chairperson of the Board. The Administrative and Nominating Committee met once during the Fund’s most recent fiscal year.

Director Share Ownership

The following table shows the dollar ranges of securities of the Fund beneficially owned by each current director as of December 31, 2018 .

Name of Director	Dollar Range of Equity Securities in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Daniel J. Brabec	X
Edson L. Bridges III					X
Robert W. Bridges					X
Nathan Phillips Dodge III					X
Jeffrey C. Royal	X
Robert Slezak				X
Kelly A. Walters					X
Lyn Wallin Ziegenbein	X

Director Interest in Adviser or Affiliates

As of December 31, 2018 , neither the Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Adviser or any affiliate of the Adviser, or in Bridges Holding Company (“BHC”) MGI Holdings, Inc. (“MGI”) or McCarthy Group, LLC (“MGL”) or any of their affiliates. BHC, which owns 100% of the Adviser, is owned primarily by MGI, which is a subsidiary of MGL. Accordingly, as of December 31, 2018 , neither the Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of their affiliates or MGI or MGL or any of their affiliates and have not had such an interest during the past five years and are not currently proposed.  As of December 31, 2018 , Ted Bridges and Robert Bridges collectively own 9.81% of BHC.

Michael C. Meyer, a former Fund director, is the Operating Partner of McCarthy Partners Management, LLC (“McCarthy Partners”) and has served in that position since 2013.  McCarthy Partners is affiliated with BHC, MGL and MGI.  Mr. Meyer served as a Fund director from 2008 – 2016, including as Chairperson and Lead Independent Director from 2012 – 2016.  He resigned from the Fund Board in October 2016 prior to the parties commencing negotiations regarding a potential transaction. As of December 31, 2018 Mr. Meyer owned 1,539 shares of the Fund.

Director Interest in Any Material Transactions with Adviser or Affiliates

During the two most recently completed calendar years, neither the Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser were a party.

Director and Officer Compensation

No officer, director or employee of the Adviser receives any compensation from the Fund for acting as a Director or officer of the Fund. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Fund expenses. For the year ended December 31, 2018 each Director of the Fund was paid an annual retainer fee of $6,500 for serving as a member of the Board of Directors. Additional fees are paid to the Chairperson in the amount of $2,000 per year, Vice Chairperson in the amount of $1,500 per year, and each Committee Chairperson in the amount of $1,500 per year. Except for Robert W. Bridges, Interested Directors will not be paid Director fees for their services. The following table shows the compensation earned by each current Director of the Fund for the year ended December 31, 2018 .

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From Fund Paid to Directors

Interested Directors
Edson L. Bridges III	None	None	None	None
Robert W. Bridges(1)	$6,500	None	None	$6,500

Disinterested Directors
Daniel J. Brabec	$8,000	None	None	$8,000
Nathan Phillips Dodge III	$6,500	None	None	$6,500
Jeffrey C Royal(2)	$6,500	None	None	$6,500
Robert Slezak	$8,500	None	None	$8,500
Kelly A. Walters	$6,500	None	None	$6,500
Lyn Wallin Ziegenbein	$9,500	None	None	$9,500

(1)
Robert W. Bridges is the son of Edson L. Bridges II and brother of Edson L. Bridges III, both of whom are “affiliated persons” and “interested persons” of the Fund. Because of these relationships, Robert W. Bridges is considered an Interested Director. Robert W. Bridges is not otherwise an officer of the Fund or an employee, officer or director of BIM.

(2)	Mr. Royal was elected in June 2018 to fill a Board vacancy.

Principal Shareholders, Control Persons and Management Ownership

As of March 31, 2019, Bridges Trust Company, located at 1125 103 rd Street, Suite 580, Omaha, NE 68124, under its nominee name, PROTRUST CO, was the only person or entity which was the record owner of 5% or more of the Fund’s outstanding shares, and owned 58.24%, representing 291 beneficial owner accounts. To the knowledge of the Fund, there were no beneficial owners of 5% or more of the Fund’s outstanding shares.

Bridges Trust is managed by personnel of BIM. Bridges Trust holds shares of the Fund for its customers and does not own any shares of the Fund as principal. Fund shares held by Bridges Trust as custodian or agent are voted and controlled by the Bridges Trust customer and as such will be voted by the Bridges Trust customer. Bridges Trust acts as trustee or co-trustee for certain accounts and may vote Fund shares in that capacity. Bridges Trust’s practice is to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such practice is administratively feasible and legally possible. When Bridges Trust does vote Fund shares, an officer of Bridges Trust who is not an employee of Bridges Trust, the Adviser, or the Fund, may vote proxies for customers where an independent point of view and the avoidance of a conflict of interest are important considerations. Fund Director Ted

Bridges is a director of Bridges Trust, BIM and BHC. Director Robert W. Bridges is a director of Bridges Trust and BHC, and Fund Officer Edson L. Bridges II is also a director of BHC and former director of Bridges Trust and BIM.

In addition, as of March 31, 2019, the Directors and officers as a group beneficially owned 5.15% of the outstanding shares of the Fund.

Investment Adviser and Administrator

Bridges Investment Management, Inc., 1125 South 103 rd Street, Suite 580, Omaha, Nebraska, 68124, provides investment advice to the Fund. BIM was organized as a Nebraska corporation in 1994 and registered with the SEC as an investment adviser in December 1999. Effective since July 31, 2017, BHC owns 100% of the equity of BIM. BHC is a newly formed holding company, which is owned primarily by MGI Holdings, Inc. (“MGI”), a subsidiary of the McCarthy Group, LLC, an Omaha-based financial services company (“MGL”). The voting trust agreement previously in place between BIM and BIC was terminated on July 31, 2017.

Under an Investment Advisory Agreement (“Current Advisory Agreement”) between the Fund and the Adviser, the Adviser provides continuous investment supervision for the Fund in accordance with the Fund’s investment objectives, policies, strategies and limitations and oversees the day-to-day operations of the Fund, subject to the supervision of the Board of Directors. The Adviser pays all costs related to the registration of the Fund with the SEC under the 1940 Act and all expenses of qualifying and maintaining the qualification of Fund shares under the securities laws of such states as the Fund may designate from time to time. In addition, the Adviser has agreed to waive its fee and/or reimburse operating expenses to the extent that total Fund expenses (exclusive of stamp and other taxes but including fees paid to the Adviser) exceed 1.50% of average net assets each year.

The Adviser also provides certain administrative services to the Fund, including: preparing and coordinating reports and other materials supplied to the Board of Directors; contributing to the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, proxies, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; reviewing and approving all required notice filings necessary to maintain the Fund’s ability to sell shares in all states where the Fund currently does, or intends to do business; reviewing the preparation, printing and mailing of all materials (e.g., annual and semi-annual reports, proxy materials) required to be sent to shareholders; coordinating the annual proxy solicitation and shareholders’ meeting, if required; coordinating the preparation and payment of Fund related expenses; monitoring and overseeing the activities of the Fund’s servicing agents (i.e., Transfer Agent, Custodian, Fund Accountant, Administrator, etc.); and performs such additional services as may be agreed upon by the Adviser.

For its investment advisory services, the Fund pays the Adviser a quarterly fee at an annualized rate of 0.50% of the Fund’s average net assets. In addition, the Fund pays the Adviser an annual fee not to exceed $42,000 for providing certain administrative services to the Fund. The annual fee may be adjusted from time-to-time by the Fund’s Board of Directors.

The table below shows the amount of advisory and administrative services fees paid by the Fund for fiscal years indicated below.

	Advisory Fees	Administrative Services Fees
2018	$805,327	$42,000
2017	$674,684	$42,000
2016	$580,324	$42,000

The Current Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually by the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund.

Portfolio Manager

Mr. Edson L. Bridges III is the primary portfolio manager for the Fund. Mr. Brian M. Kirkpatrick serves as sub-portfolio manager for the Fund. The following provides information regarding other accounts that are managed by the primary and sub-portfolio managers as of December 31, 2018 :

Name of Person	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees

Edson L. Bridges III
Registered Investment Company	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	401	$1,747.0	0	$0

Brian M. Kirkpatrick
Registered Investment Company	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	254	$180.5	0	$0

Mr. Bridges III and Mr. Kirkpatrick manage other accounts, which may share the Fund’s primary investment objective of long-term capital appreciation, with a secondary objective of generation of a modest amount of current income. Because of the similarities in the investment objectives and strategies of the Fund and the other accounts, conflicts of interest may arise. As a result, the Adviser has adopted trade allocation procedures that, among other things, ensure that trades are allocated fairly and equitably between other accounts and the Fund consistent with the Adviser’s fiduciary duty to each client. In determining a fair allocation, the Adviser takes into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment and suitability.

The Adviser has not identified any other material conflicts between the Fund and other accounts managed by Mr. Bridges III and Mr. Kirkpatrick. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. The Adviser’s management fees for the services it provides to other accounts vary and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

Since July 31, 2017, the compensation Mr. Bridges III and Mr. Kirkpatrick receive is paid directly by the Adviser and is not paid by the Fund. Their compensation primarily consists of a base salary and a bonus. The portfolio managers’ base salaries are generally reviewed annually and any increases are based on consideration of various factors, including, but not limited to, merit, cost of living increases, and employment market competition. Bonuses are primarily determined based on individual merit, which includes research productivity and the Adviser’s profitability. Along with all other employees of the Adviser, Mr. Bridges III and Mr. Kirkpatrick may also participate in any of three retirement plans: a 401(k) plan, a profit sharing plan, and a money purchase pension plan. The 401(k) plan offers a salary deferral option without a company match. The profit sharing plan is irregularly funded based upon annual profitability, whereas the money purchase pension plan is funded annually based on actuarial assumptions. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets.

Set forth below are the dollar ranges of Fund shares beneficially owned by each portfolio manager as of December 31, 2018 , using the following ranges: None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000:

Portfolio Manager	Dollar Range of Shares of the Fund
Edson L. Bridges III	Over $1,000,000
Brian M. Kirkpatrick	$100,001-$500,000

Code of Ethics

The Fund, the Adviser, and the Distributor have adopted codes of ethics (“Codes”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by the Directors and officers of the Fund and personnel of the Adviser and the Distributor who is discussed in greater detail in this SAI. These Codes permit such individuals to purchase and sell securities, including securities which are purchased, sold or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

Proxy Voting Policy and Procedures

The Fund’s Board of Directors has adopted proxy voting policy and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Fund shareholders. The Fund authorizes the Adviser to exercise its proxy voting responsibilities with a goal of maximizing the long-term value of Fund investments. The Adviser officers and employees are to use the Fund’s proxy voting policy as a guideline, but each voting decision involves a unique set of facts that needs to be considered in determining whether the vote is in the best interests of the Fund and its shareholders.

In situations where the Adviser or its affiliated parties have a material conflict of interest, the company will provide the Fund with full disclosure of the material conflict of interest and forward the proxy to a proxy subcommittee appointed by the Fund’s Administrative and Nominating Committee, which is comprised solely of independent directors. This proxy subcommittee will decide by majority vote the appropriate action to take under the Fund’s proxy voting policy.

The Adviser has established an Investment Committee (the “Investment Committee”), which is responsible for determining the Fund’s votes based on the Fund’s proxy voting policy. In most instances, the Investment Committee will delegate the proxy vote determination to individual committee members who are responsible for security analysis of the same securities. All questions concerning interpretation of the Fund’s proxy policy are decided by a majority vote of the Investment Committee. The Investment Committee will maintain a list of securities in which there may be a conflict of interest under the Fund’s proxy voting policy.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge by calling toll-free (866) 934-4700, locally (402) 397-4700, by sending a written request to Bridges Investment Management, Inc., Attention: Nancy Dodge, 1125 South 103 rd Street, Suite 580, Omaha, Nebraska 68124 , by accessing the Fund’s website at www.bridgesfund.com under “Resources”, or by accessing the SEC’s website at www.sec.gov.

Fund Accountant, Fund Administrator, Transfer Agent and Custodian

The Adviser has entered into a separate Fund Accounting Servicing Agreement and a Fund Administration Servicing Agreement with U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Fund Accounting Servicing Agreement, Fund Services’ duties include: (i) portfolio accounting services; (ii) expense accrual and payment services; (iii) fund valuation and financial reporting services; (iv) tax accounting services; (v) compliance control services; and (vi) daily accounting functions. Under the Fund’s Administration Servicing Agreement with BIM, Fund Services’ duties include blue sky preparation, filing and compliance, and SEC document preparation, filing and compliance. For the fiscal years indicated below, the Fund paid Fund Services’ the following fees for its administrative services:

Administration Fee Paid During Fiscal Years Ended December 31,
2018	2017	2016
$106,926	$90,922	$81,176

U.S. Bancorp Fund Services, LLC is the Dividend Disbursing and Transfer Agent (“Transfer Agent”) for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, Fund Services’ duties include: (i) issuance and redemption of Fund shares; (ii) making dividend and other distributions to shareholders of the Fund; (iii) responding to correspondence by Fund shareholders and others relating to its duties; (iv) maintaining shareholder accounts; and (v) issuing Form 1099 or Form 5498 information to Fund shareholders each year.

U.S. Bank, National Association (the “Custodian”), an affiliate of Fund Services and the Transfer Agent, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of the Fund’s assets pursuant to a Custody Agreement. Under the Custody Agreement, the Custodian’s duties include: (i) holding securities of the Fund in a separate account in the name of the Fund; (ii) making receipts and disbursements of money on behalf of the Fund; (iii) collecting and receiving all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) maintaining books and records in accordance with applicable laws; and (v) making periodic reports to the Fund concerning the Fund’s o perations. The Custodian does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities.

Distributor

Pursuant to a distribution agreement, Quasar Distributors, LLC (the “Distributor”), an affiliate of Fund Services , serves as the Fund’s Distributor in connection with the continuous offering of the Fund’s shares on a no-load basis. The principal executive offices of the Distributor are located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. Fund Services , the Custodian and the Distributor are affiliates of each other.

The Fund may enter into distribution agreements or shareholder servicing agreements with certain financial institutions (“Service Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Fund.

A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the instruments of Service Organizations.

Independent Registered Public Accounting Firm

For the fiscal year ended December 31, 2018 , Cohen & Company, Ltd. served as the independent registered public accounting firm for the Fund. Its business address is 342 North Water Street, Suite 830, Milwaukee, WI 53202.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Subject to the general supervision of the Board, –the Adviser executes transactions in the Fund’s portfolio of securities through a number of brokers to reflect the availability of security research information, execution and other open market services, and goodwill or other factors. The Fund has no plans to concentrate securities transaction orders with any single broker or group of brokers.

The total brokerage fees paid on securities transactions for the Fund for the last three fiscal years were:

Brokerage Fees Paid During Fiscal Years Ended December 31,
2018	2017	2016
$5,004	$9,338	$15,050

There were no brokerage firms or individuals acting as brokers who were affiliated with the Fund or Adviser. As of December 31, 2018 , the Fund did not own any securities of its regular broker dealers.

The disinterested Directors of the Fund have agreed that the Adviser may cause the Fund to pay a member of an exchange, broker, or dealer an amount of commission for effecting a securities transaction by the Fund in excess of the amount of commission which would have been charged by another person for effecting such transactions, providing that the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services (“third-party research”) provided by such Exchange member, broker, or dealer subject only to the limitations and definitions contained in Section 28(e) of the Securities Exchange Act of 1934, as amended, and to a periodic review by the disinterested Directors of the actions of the Adviser in directing the brokerage business of the Fund. Because of the practice of using securities transactions to purchase third-party research, the Fund may not receive the lowest possible aggregate execution cost with respect to any given brokerage transaction.

In addition, at each Board of Directors meeting, the Board of Directors reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and the Adviser.

CAPITAL STOCK AND OTHER SECURITIES

The Fund’s capital structure consists of 100 million authorized shares of capital stock (par value of $0.0001 per share) with 6,043,378 shares issued as of December 31, 2018 . Of the 100 million shares authorized, 50 million shares are specifically designated as common shares for the Fund, and 50 million shares are reserved for issuance as additional series. The 50 million shares designated as Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The Fund shares are redeemable on written demand of the holder and are transferable and have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares.

Shares redeemed by the Fund cannot be reissued, and the Fund’s authorized capital stock shall be deemed to be reduced by the number of shares redeemed. As of December 31, 2018, 3,402,752 shares of the Fund have been redeemed since inception of the Fund in 1963. The Fund’s net shares of capital stock outstanding were 2,640,626 as of December 31, 2018.

Cumulative Voting

Fund shares are entitled to cumulative voting rights. This provision permits a shareholder to allocate the votes of his or her shares towards one or more directors, when annual meetings are held, in order to increase the influence of his or her ownership towards the director or directors selected for his or her support in an election of directors. The Fund’s Articles of Incorporation and By-laws do not require the Fund to hold an Annual Meeting of Shareholders to elect directors unless otherwise required by the 1940 Act or the Articles of Incorporation.

PURCHASE, REDEMPTION, AND PRICING OF SHARES OFFERED

Determining Net Asset Value

The net asset value (“NAV”) of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time (3:00 Central Time), each day the NYSE is open for trading. However, the NAV of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Directors decides it is necessary.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, rounded to the nearest cent. An example of how the Fund calculated its net asset value per share as of December 31, 2018 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$151,571,438	=	$57.40
2,640,626

The Fund’s securities, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of trading on the day the securities are being valued or, lacking any reported sales, at the last available bid price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded on the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last available bid price. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market® shall be valued at the last sale price at the close of trading, or at the last available bid price if there has been no sale on such day. Securities and assets for which market quotations are not readily available are valued at fair value as determined under procedures adopted by the Fund’s Board of Directors.

If the Fund’s independent pricing service, Ice Data Services (“ICE”), prices short-term securities with 60 days or less remaining to maturity, the Fund will use the price given by IDC. Specific securities such as repurchase agreements and demand notes do not have vendor pricing available and will instead be amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities are also priced by ICE. In determining the price, ICE will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. If a price is not available from ICE, the security is priced at the bid. U.S. government and agency securities are valued at most recent bid prices. Corporate debt and U.S. government and agency securities for which prices are not readily available are valued at fair value as determined under procedures adopted by the Fund’s Board of Directors.

All other assets of the Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

Anti-Money Laundering

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Fund’s Customer Identification Program, the Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

Inactivity Period

Under certain circumstances, your mutual fund account may be subject to state escheatment laws, and your account may be transferred to the appropriate state if the Fund cannot locate you, or in certain states, if no activity occurs in the account within the time period specified by law. The Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with the escheatment laws.

TAX STATUS

The Fund qualifies or intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. It is the Fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income.

Although the Fund intends to satisfy the foregoing requirements, there is no assurance that it will be able to do so. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 21%) and it would not receive a deduction for distributions to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described below) (“QDI”), which is subject to a maximum federal income tax rate of 20%) to the extent of the Fund’s earnings and profits. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Distributions of net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. A portion of the distributions may consist of qualified dividend income and as such, may be taxable as long-term capital gains. QDI consists of dividends the Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period, debt-financing and other requirements regarding the stock on which the dividends were paid. The Fund’s dividends attributable to its “QDI” are subject to the long-term capital gains rate, a maximum federal income tax rate of 20% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. Under recently enacted legislation, capital losses sustained in future taxable years will not expire and may be carried over by the Fund.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s and its shareholders’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and to distributions therefrom.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2018 , including the report of independent registered public accounting firm thereon are herein incorporated by reference to the Fund’s Annual Report to shareholders dated December 31, 2018 . To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, visit the Fund’s website at www.bridgesfund.com under “Resources” or write to or call the Fund at the address or telephone number listed above.

BRIDGES INVESTMENT FUND, INC.

PART C

OTHER INFORMATION

Item 28.     Exhibits.

(a)	(i)	Fund’s Amended and Restated Articles of Incorporation were previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 12, 2006 and incorporated herein by reference.
	(ii)	Fund’s Articles of Correction were previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 24, 2015 and incorporated herein by reference.
(b)		Fund’s Amended and Restated By-Laws were previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 24, 2015 and incorporated herein by reference.
(c)		Instruments Defining Rights of Securities Holders are incorporated by reference to Fund’s Amended and Restated Articles of Incorporation, Articles of Correction, and the Amended and Restated By-Laws.
(d)
Form of Investment Advisory Agreement with Bridges Investment Management, Inc. was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on September 14, 2017 and incorporated herein by reference.

(e)		Amended and Restated Distribution Agreement dated December 22, 2017 between Bridges Investment Fund, Inc., Bridges Investment Management, Inc. and Quasar Distributors, LLC – filed herewith.
(f)		Bonus or Profit Sharing Contracts – None.
(g)		Amended and Restated Custody Agreement dated December 22, 2017 between Bridges Investment Fund, Inc. and U.S. Bank National Association – filed herewith.
(h)	(i)
Amended and Restated Agreement dated June 17, 2010 to establish jointly insured status under ICI Mutual Insurance Company fidelity bond among Bridges Investment Fund, Inc.; Bridges Investment Advisers; Bridges Investment Counsel, Inc.; Bridges Investment Management, Inc., and Bridges Investor Services, Inc. was previously filed with the Registration Statement of Form N-1A (File No. 002-21600) on April 27, 2011 and incorporated herein by reference.

	(ii)	Amended and Restated Transfer Agent Servicing Agreement dated December 22, 2017 between Bridges Investment Fund, Inc. and U.S. Bancorp Fund Services, LLC – filed herewith.
(iii)
Amended and Restated Fund Administration Servicing Agreement between Bridges Investment Management, Inc. and U.S. Bancorp Fund Services, LLC (the “Amended and Restated Fund Administration Servicing Agreement”– filed herewith.

	(iv)	Addendum to the Amended and Restated Fund Administration Servicing Agreement, dated April 25, 2018 – filed herewith.
	(v)	Amended and Restated Fund Accounting Servicing Agreement dated December 22, 2017 between Bridges Investment Fund, Inc. and U.S. Bancorp Fund Services, LLC – filed herewith.
(i)
Opinion and Consent of Counsel as to the Legality of Securities Issued was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 12, 2006 and incorporated herein by reference.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Omitted Financial Statements – None.
(l)		Initial Capital Agreements – None.
(m)		Rule 12b-1 Plan – None.
(n)		Rule 18f-3 Plan – None.
(o)		Reserved.

(p)	(i)	Amended and Restated Code of Ethics of Bridges Investment Fund, Inc. & Bridges Investment Management, Inc. – filed herewith.
(ii)
Code of Ethics for Access Persons of Quasar Distributors, LLC dated March 17, 2014 was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 23, 2014 and incorporated herein by reference.

Item 29.    Persons Controlled by or Under Common Control with the Fund

None.

Item 30.    Indemnification

Directors and Officers

Under the Nebraska Business Corporation Act, a Nebraska corporation, such as the Fund, is required to indemnify a director and officer who was wholly successful on the merits or otherwise, in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorneys’ fees, incurred in connection with such proceeding. Under the Nebraska Business Corporation Act, a Nebraska corporation, such as the Fund, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed in the case of conduct in an official capacity, that his or her conduct was in the best interests of the corporation, and in all other cases, that his or her conduct was at least not opposed to the best interests of the corporation.

Underwriter

The Fund is required to indemnify Quasar Distributors, LLC, (the “Distributor”) the Fund’s principal underwriter pursuant to the terms of the Distribution Agreement. The Fund shall indemnify the Distributor and its present and former members, officers, employees, representative and any person who controls or previously controlled the Distributor from any and all losses, including attorneys’ fees, resulting from (i) any untrue statement or alleged untrue statement of a material fact contained in any Fund registration statement, prospectus, annual or interim report or sales literature or any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) based on the Fund’s failure to comply with the Distribution Agreement or applicable law. This indemnification is limited if the Fund was relying on information relating to and furnished by, the Distributor or the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties or reckless disregard of the Distributor under the Distribution Agreement.

Item 31.    Business and Other Connections of Investment Adviser

Mr. Edson L. Bridges III is Chairperson and Chief Executive Officer of Bridges Investment Management, Inc. Mr. Bridges III is President and Chief Executive and Investment Officer and Director of Bridges Investment Fund, Inc. and Chairperson and Director of Bridges Investor Services, Inc. Mr. Bridges III has a principal profession of investment counseling. During the last two fiscal years for the Fund, Mr. Bridges III acted for his own account in the capacity of director, officer, employee, partner, or trustee in the following businesses or activities:

Name and Principal Business Address	Position with Business or Activity
Bridges Holding Company 1125 South 103rd Street Suite 580 Omaha, Nebraska 68124	Chief Executive Officer and Director
Bridges Investment Counsel, Inc. 9900 Nicholas Street Suite 100 Omaha, Nebraska 68114	Executive Vice President, Director
Bridges Trust Company 1125 South 103rd Street Suite 580 Omaha, Nebraska 68124	Chairperson and Chief Executive Officer and Director

Modern Portfolio Consultants Company d/b/a MPC Wealth Management 1125 South 103rd Street Suite 580 Omaha, Nebraska 68124	Managing Partner (until 12/31/2017)

Edson L. Bridges II is Continuity and Research Officer and a Director of Bridges Investment Management, Inc., as well as being Chairperson Emeritus of Bridges Investment Fund, Inc. Mr. Bridges II is President and a Director of Bridges Investor Services, Inc. Mr. Bridges II has a principal profession in investment counseling. During the last two fiscal years for the Fund, Mr. Bridges II acted for his own account in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:

Name and Principal Business Address	Position with Business or Activity
Bridges Investment Counsel, Inc. 9900 Nicholas Street Suite 100 Omaha, Nebraska 68114	President, Chief Compliance Officer, Director

N. P. Dodge Company Real Estate Brokers and Management 8701 West Dodge Road Omaha, Nebraska 68114	Director

Airlite Plastics Company 6110 Abbott Drive Omaha, Nebraska 68110-2805	Director

Bridges Trust Company 1125 South 103rd Street Suite 580 Omaha, Nebraska 68124	President, Trust Officer, Trust Investment Officer, Chief Compliance Officer and Director (until 7/31/2017)

West Omaha Land & Cattle Company 9900 Nicholas Street Suite 100 Omaha, Nebraska 68114	Partner

Midwest Land and Livestock LLC 9900 Nicholas Street Suite 100 Omaha, Nebraska 68114	Manager

In addition, the following officers and directors are or have been engaged during the last two fiscal years for their own accounts or in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:

Nancy K. Dodge has served as Vice President for Bridges Investment Counsel, Inc., Senior Vice President and Director for Bridges Investor Services, Inc., Treasurer, Chief Compliance Officer and Secretary for Bridges Investment Fund, Inc., Vice President for Bridges Investment Management, Inc., and Vice President and Trust Officer for Bridges Trust Company.

Deborah L. Grant has served as Senior Vice President, Portfolio Management and Client Services for Bridges Investment Counsel, Inc., Vice President and Director for Bridges Investor Services, Inc., Senior Vice President and Director for Bridges Investment Management, Inc., Senior Vice President and Trust Officer for Bridges Trust Company.

Brian M. Kirkpatrick has served as Senior Vice President for Bridges Investment Counsel, Inc., Executive Vice President for Bridges Investment Fund, Inc., Senior Vice President, Director of Research, Chief Compliance Officer, and Director for Bridges Investment Management, Inc., Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management until December 31, 2017, and Trust Investment Officer and Senior Vice President for Bridges Trust Company.

Douglas R. Plahn serves as Senior Vice President of Finance for Bridges Investment Counsel, Inc., Senior Vice President, CFO and Director for Bridges Investment Management, Inc., Partner of Modern

Portfolio Consultants Company, d/b/a MPC Wealth Management, and Executive Vice President, Trust Officer until December 31, 2017, and Trust Investment Officer for Bridges Trust Company.

Patricia S. Rohloff served as an analyst for Bridges Investment Counsel, Inc., Vice President for Bridges Investment Management, Inc., and Trust Investment Officer for Bridges Trust Company until her resignation on January 8, 2018.

Item 32.    Principal Underwriter

(a)	Quasar Distributors, LLC, the Fund’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	LoCorr Investment Trust
Aegis Funds	Lord Asset Management Trust
Allied Asset Advisors Funds	MainGate Trust
Alpha Architect ETF Trust	Managed Portfolio Series
Amplify ETF Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Fund Trust
Barrett Opportunity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Equity Income Fund, Inc.
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds
CG Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	PRIMECAP Odyssey Funds
ETF Series Solutions	Professionally Managed Portfolios
Evermore Funds Trust	Prospector Funds, Inc.
First American Funds, Inc.	Provident Mutual Funds, Inc.
FundX Investment Trust	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	RBB Fund, Inc.
Glenmede Portfolios	RBC Funds Trust
GoodHaven Funds Trust	Series Portfolios Trust
Greenspring Fund, Inc.	Sims Total Return Fund, Inc.
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TigerShares Trust
Horizon Funds	TrimTabs ETF Trust
Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
IronBridge Funds, Inc.	USA Mutuals
Jacob Funds, Inc.	Wall Street EWM Funds Trust
Jensen Quality Growth Fund Inc.	Westchester Capital Funds
Kirr Marbach Partners Funds, Inc.	Wisconsin Capital Funds, Inc.
LKCM Funds	YCG Funds

(b)To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan(1)	President, Board Member, Board Chairperson	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Anita M. Zagrodnik(1)	Board Member	None
Stephanie J. Fisher	Board Member	None
Susan LaFond(1)	Vice President, Treasurer, Co-Chief Compliance Officer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Jennifer Brunner(1)	Vice President, Co-Chief Compliance Officer	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1)   This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2)   This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3)   This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.

Item 33.     Location of Accounts and Records

The following are the names and addresses of persons maintaining physical possession of accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules adopted thereunder:

(1)	Bridges Investment Fund, Inc., 1125 South 103rd Street Suite 580, Omaha, Nebraska 68124. The person in charge of the corporate records is Nancy K. Dodge, Treasurer, Secretary and CCO.
(2)	Bridges Investment Management, Inc., 1125 South 103rd Street Suite 580, Omaha, Nebraska 68124.
(3)	U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212-3958 (records relating to its functions as custodian).
(4)	U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 (records relating to its functions as transfer agent, fund accountant, and sub-administrator).
(5)	Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202 (records relating to its functions as distributor).
(6)	Iron Mountain, 1909 E Street, Omaha, Nebraska 68137.

Item 34.     Management Services

Not applicable.

Item 35.    Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 78 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 78 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on April 25, 2019.

BRIDGES INVESTMENT FUND, INC.

By: /s/ Edson L. Bridges III
Edson L. Bridges III
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 78 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated

Signature	Title	Date

/s/ Daniel J. Brabec	Director	April 25, 2019
Daniel J. Brabec

/s/ Edson L. Bridges II	Chairperson Emeritus	April 25, 2019
Edson L. Bridges II

/s/ Edson L. Bridges III	President, Chief Executive and	April 25, 2019
Edson L. Bridges III	Investment Officer and Director

/s/ Robert W. Bridges	Director	April 25, 2019
Robert W. Bridges

/s/ Nancy K. Dodge	Treasurer and Secretary	April 25, 2019
Nancy K. Dodge	Chief Compliance Officer

/s/ Nathan P. Dodge III	Director	April 25, 2019
Nathan P. Dodge III

/s/ Jeffrey C. Royal	Director	April 25, 2019
Jeffrey C. Royal

/s/ Robert Slezak	Chairperson and	April 25, 2019
Robert Slezak	Lead Independent Director

/s/ Kelly A. Walters	Director	April 25, 2019
Kelly A. Walters

/s/ Lyn Wallin Ziegenbein	Vice Chairperson and Director	April 25, 2019
Lyn Wallin Ziegenbein

INDEX TO EXHIBITS

Exhibit No.        Description of Exhibit

(e)	Amended and Restated Distribution Agreement
(g)	Amended and Restated Custody Agreement
(h)(ii)	Amended and Restated Transfer Agent Servicing Agreement
(h)(iii)	Amended and Restated Fund Administration Servicing Agreement
(h)(iv)	Addendum to the Amended and Restated Fund Administration Servicing Agreement
(h)(v)	Amended and Restated Fund Accounting Servicing Agreement
(j)	Consent of Independent Registered Public Accounting Firm
(p)(i)	Amended and Restated Code of Ethics of Bridges Investment Fund, Inc. & Bridges Investment Management, Inc.